Annual Report August 31, 2002


                                         Nuveen
                           Municipal Closed-End
                                Exchange-Traded
                                          Funds

                                                CALIFORNIA
                                                NPC
                                                NCL
                                                NCU
                                                NAC
                                                NVX
                                                NZH
                                                NKL



Photo of: 2 men and child walking.

Photo of: 2 women talking to 2 children.



                                    DEPENDABLE,
                                TAX-FREE INCOME
                                        BECAUSE
                        IT'S NOT WHAT YOU EARN,
                         IT'S WHAT YOU KEEP.(R)

                                                THE NUVEEN
                                                 INVESTOR
                                                      See Page 13

                                                        Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text:" I urge you to consider receiving future Fund reports and other
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Dear
  Shareholder

I am pleased to report that during the period covered by this report, your Fund continued to meet its objective of providing attractive tax-free monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

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In uncertain markets like these, prudent investors understand the importance of diversification, balance and risk management - all attributes your Nuveen Fund can bring to your portfolio. In addition to providing you with tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve call structure, better adapt to current market conditions or increase diversification.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 15, 2002

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NPC, NCL, NCU, NAC, NVX, NZH, NKL)

Portfolio Managers'
               Comments

Portfolio managers Steve Krupa and Bill Fitzgerald discuss economic conditions, key investment strategies, and the recent performance of the Nuveen California Funds. Steve, who joined Nuveen in 1979, has managed NPC and NCL since 2001. With 14 years of investment management experience at Nuveen, Bill assumed portfolio management responsibility for NCU in 1998, NAC in 1999, NVX and NZH upon their inceptions in 2001, and NKL upon its inception in March 2002.

WHAT WERE THE MAJOR DRIVERS OF THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended August 31, 2002, were continued weakness in the U.S. economy and the Federal Reserve's efforts to address this situation by lowering short-term interest rates and maintaining them at 40-year lows. The events of September 11, 2001, and the uncertain geopolitical climate that followed also have impacted the economy and the markets.

In the municipal market, the general economic environment of the past twelve months, including a sluggish recovery and lack of inflationary pressures, helped many bonds perform well. The first eight months of 2002 saw a continuation of the trend toward increased municipal issuance at the national level, with $219.6 billion in new supply, up 21% over January-August 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/ casualty insurance companies, have also been active buyers in the municipal market.

HOW WAS THE ECONOMIC AND MUNICIPAL ENVIRONMENT IN CALIFORNIA?
California's economy paralleled the national condition, and was characterized by a general slowdown, tepid recovery, and little job growth. As of August 2002, the state unemployment rate was 6.2%, up from 5.5% a year earlier and higher than the national average of 5.7%. In general, southern California has outperformed the northern part of the state over the past year, which continues to be hampered by the downturn in the technology industry.

Shortly after the closing date for this report, California approved its state budget for fiscal year 2003, which began July 1, 2002. The two-month delay in passage was caused by legislators' inability to reach agreement on ways to eliminate a $24 billion deficit, a product of last year's recession, this year's weak recovery and the poor performance of the equity markets. Through most of the 1990s, California's tech-heavy economy produced high levels of income tax revenue from the exercise of stock options, as well as capital gains taxes from the sale of appreciated investments. From a budgetary perspective, the state has had a difficult time adjusting to the changed equity market environment, as personal income tax revenue declined 24% during fiscal year 2002.

The budget for fiscal year 2003 was balanced through a combination of expense reductions, new debt issuance, and fund transfers. However, some concerns remain that the state's new budget could hurt local governments by cutting tax reimbursements to cities, counties and school districts. The current budget also left unresolved California's structural budget deficit, i.e., the state continues to spend significantly more than it is earning through recurring revenues. As a result, California faces an estimated $10 billion shortfall in fiscal year 2004. The state's ability to find new revenue sources will be an important factor in demonstrating to the market that California can make the necessary changes to close its structural budget imbalance.

During the first eight months of 2002, California issued $25.4 billion in new bonds, up more than 11% over the same period in 2001. Given the state's continued need to fund operating deficits, issuance is expected to remain heavy. Chief among the scheduled offerings is $11.8 billion in power bonds issued by the Department of Water Resources. This issue, which represents the largest bond offering in municipal history, would reimburse California's general fund for the $6.6 billion the state spent to purchase power for investor-owned utilities during the 2001 power crisis. Also on the calendar is $4.5 billion in revenue bonds secured by the state's share of the proceeds from the master settlement agreement with the major tobacco companies. Following a Moody's downgrade in November 2001, credit ratings for state-issued general obligation debt have remained intact at A1/A+/AA. As of August 2002, Moody's, Standard & Poor's and Fitch all maintained a negative outlook for the state due to concerns about budget issues and near-term liquidity.

HOW DID THESE NUVEEN CALIFORNIA FUNDS PERFORM OVER THE PAST TWELVE MONTHS? During the twelve months ended August 31, 2002, the Fed's policy of maintaining short-term interest rates at relatively low levels, combined with generally favorable market conditions, created a positive total return environment for municipal bonds and bond funds. Individual results for the Nuveen California Funds, as well as for relevant indexes, are presented in the accompanying table.

                                   TOTAL RETURN          LEHMAN      LIPPER
              MARKET YIELD               ON NAV   TOTAL RETURN1    AVERAGE2
---------------------------------------------------------------------------
                                         1 YEAR          1 YEAR      1 YEAR
                        TAXABLE-          ENDED           ENDED       ENDED
       8/31/02      EQUIVALENT3         8/31/02         8/31/02     8/31/02
---------------------------------------------------------------------------
NPC      5.49%            8.65%           6.47%           5.62%       5.32%
---------------------------------------------------------------------------
NCL      5.80%            9.13%           6.29%           5.62%       5.32%
---------------------------------------------------------------------------
NCU      6.04%            9.51%           7.48%           5.61%       5.51%
---------------------------------------------------------------------------
NAC      6.06%            9.54%           6.75%           5.61%       5.51%
---------------------------------------------------------------------------
NVX      6.13%            9.65%           3.90%           5.61%       5.51%
---------------------------------------------------------------------------
NZH      6.17%            9.72%              NA               -           -
---------------------------------------------------------------------------
NKL      6.08%            9.57%              NA               -           -
---------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


In a market characterized by rising bond values, funds with longer durations4 typically would be expected to outperform funds and indexes with shorter durations. As of August 31, 2002, the durations of the seven Nuveen California Funds in this report ranged from 7.25 to 12.55, with six of the seven showing durations greater than the 8.49 average duration of the unleveraged Lehman Brothers California Tax-Exempt Bond Index.

In addition to duration, the relative performance of these Funds also was influenced by factors such as credit quality, portfolio trading activity, call exposure, and price movement of individual holdings. NVX's underperformance, for example, was due in part to this portfolio's holding of airline-backed Los Angeles International Airport bonds, which accounted for about 1.6% of the Fund's net assets at the beginning of this fiscal year. The value of these bonds fell about 75% over the twelve months ended August 31, 2002, in part because of the decline in air travel over the past year.

On the other hand, NCU benefited as interest rates declined during the second half of the Fund's fiscal year. As bond prices rose in response to the declining rates, several of this Fund's holdings were priced to their call dates rather than their maturity dates. As a result, these bonds were priced to a significantly shorter portion of the yield curve, causing their prices to increase even more. One example was the Fund's holding of Riverside County Redevelopment Agency securities for the Jurupa Valley Project Area. The prices of these bonds increased to 104.05 from 101.79 during the reporting period, helping the Fund show strong total return performance for the year ended August 31, 2002.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? As the Fed continued to keep short-term interest rates relatively low, the dividend-paying capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends



1 The total annual returns on common share net asset value for NPC and NCL are compared with the total annual return of the Lehman Brothers California Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured California municipal bonds, while the annual returns of the non-insured Funds are compared with the annual return of the Lehman California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of NPC and NCL are compared with the average annualized return of the 9 funds in the Lipper California Insured Municipal Debt Funds category, while the total returns of the non-insured Funds are compared with the return of the 21 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 36.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

paid to common shareholders. This is due to the fact that the extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the fiscal year ended August 31, 2002, steady or falling short-term interest rates enabled us to implement three dividend increases in NCL and NCU, two in NPC and NAC, and one in NVX. Among the newer Funds, NZH maintained stable, attractive dividends during this period, while NKL, which was introduced in March 2002, declared its first monthly dividend in May.

Given the volatility of the equity markets over past year, investors seem to have continued to evaluate their asset allocation plans. We believe many made slow, but significant, shifts to bonds and bond funds to take better advantage of the balance offered by fixed-income investments. Over this period, the share prices of the Nuveen Funds covered in this report remained relatively stable or exhibited modest declines. As of August 31, 2002, all of these Funds were trading at modest discounts to their common share net asset values (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA FUNDS DURING THE FISCAL YEAR ENDED AUGUST 31, 2002?
Looking first at the insured Funds, we believed NPC and NCL were well positioned structurally to take advantage of the interest rate environment of the past twelve months. Our strategic focus continued to be on increasing call protection and finding undervalued bonds. Specifically, we purchased tax-backed bonds issued to finance infrastructure improvements in various areas of the state and to support future growth and development of communities in all regions.

In the non-insured Funds, our focus was on shifting the maturity structure of these Funds from long to long/intermediate by selling bonds in the 20- to 25-year part of the yield curve and replacing them with bonds in the 15- to 20-year range. Essentially, our strategy involved positioning the portfolios more defensively in anticipation of potential changes in the interest rate environment. We believed that bonds in the 15- to 20-year part of the yield curve offered greater opportunities for price appreciation and would perform well if and when interest rates rose. Our recent purchases were primarily AAA insured bonds offering higher coupons, as we believe these issues will provide better downside protection in the event of a decline in bond prices. We also made some strategic investments in non-rated assessment district bonds with maturities of 20 years, primarily housing project issues, to provide enhanced yield and diversification. Overall, we believed the Funds were adequately weighted in the healthcare and multifamily housing sectors, which helped Fund performance over the past twelve months. During this time, we made no new investments in the transportation sector, while avoiding general obligation bonds due to budget uncertainties.

As a result of the yield curve positioning of the non-insured Funds, as well as market moves affecting both types of Funds, the durations of the Nuveen California Funds generally shortened over the past six months. We believed this would help make our portfolios less sensitive to interest rate changes while still providing yields and returns that were competitive with longer duration funds.

In the current market environment, we believed that maintaining strong credit quality remains a key requirement for all of the Funds. As of August 31, 2002, each of the non-insured Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 60% to 84%. All of these non-insured Funds also had a portion of their assets invested in BBB and non-rated bonds, which can serve to enhance the Funds' income streams. The insured Funds are 100% invested in insured and/or U.S. guaranteed securities, which means that credit quality is not an issue.

In March 2002, we introduced the Nuveen Insured California Dividend Advantage Municipal Fund (NKL). This Fund is now fully invested and, in our opinion, performing well for shareholders. As mentioned earlier, NKL declared its first dividend on schedule in May 2002, and we believe the Fund's holdings place it in an excellent position to pay attractive, dependable dividends on a monthly basis going forward. In assembling NKL, the majority of our purchases were 30-year bonds, with a focus on income. In keeping with our outlook, we are now working to reposition this Fund more defensively by systematically selling longer bonds and buying those in the 15- to 20-year range.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN CALIFORNIA FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that could be slower to arrive and offer a slower rate of growth than some are currently predicting. We also expect inflation and interest rates to remain relatively low over the near term, while new municipal volume should continue to be strong. Currently, national issuance is on pace to exceed the record of $292 billion set in 1993. Demand for tax-exempt municipal bonds should remain solid, as investors look for ways to rebalance their portfolios and reduce risk. One item that will bear watching, however, is any increase in budgetary pressure at the city and county levels that could potentially result in credit rating downgrades, among bonds issued by these entities.

Most of these Funds continue to offer excellent levels of call protection through 2002 and 2003, with call exposure ranging from 0% in NKL to 19% in NPC. NPC, which reaches its 10-year anniversary in November 2002, faces a slightly higher level of potential calls during this period, as the Fund works its way through the phase of its life cycle often associated with increased call exposure. In this Fund, as well as in NCL and NCU, which are approaching their 10-year anniversaries in 2003, we have been proactive in selling callable bonds and reinvesting the proceeds further out on the yield curve to enhance total return potential and support the Funds' dividends. The number of actual calls experienced by these Funds will depend largely on market interest rates over this time. In general, we believe the call exposure of these Funds is very manageable, and we foresee no problems in working through it.

In coming months, we plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise. Specific areas of concentration will include enhancing portfolio call protection, managing interest rate volatility through the purchase of bonds in the 15- to 20-year part of the yield curve, and taking advantage of additional opportunities to position our portfolios more defensively. The heavy issuance anticipated in the California market should enhance our ability to find such opportunities. In addition, as energy markets in California continue to stabilize, we expect there to be no significant impact on the portfolios' holdings as a result of the 2001 power crisis. Overall, we believe the Nuveen California Funds are well positioned for the market environment ahead. In our opinion, they continue to represent an important element of investors' long-range financial programs, providing dependable tax-free income, diversification, and balance in uncertain times.

Nuveen Insured California Premium Income Municipal Fund, Inc.

Performance
  Overview As of August 31, 2002

NPC


Pie Chart:
CREDIT QUALITY
Insured                             82%
U.S. Guaranteed                     18%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.85
--------------------------------------------------
Common Share Net Asset Value                $16.17
--------------------------------------------------
Market Yield                                 5.49%
--------------------------------------------------
Taxable-Equivalent Yield

(Federal Income Tax Rate)1                   7.84%
--------------------------------------------------
Taxable-Equivalent Yield

(Federal and State Income Tax Rate)1         8.65%
--------------------------------------------------
Net Assets Applicable to

Common Shares ($000)                      $104,137
--------------------------------------------------
Average Effective Maturity (Years)           20.46
--------------------------------------------------
Leverage-Adjusted Duration                    9.05
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 11/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.73%         6.47%
--------------------------------------------------
5-Year                         7.65%         6.70%
--------------------------------------------------
Since Inception                6.42%         7.15%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         25%
--------------------------------------------------
U.S. Guaranteed                                18%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Education and Civic Organizations               7%
--------------------------------------------------


Bar chart:
2001-2002 Monthly Tax-Free Dividends Per Share
9/1/01                     0.0705
10/01                      0.0705
11/01                      0.0705
12/01                      0.0715
1/02                       0.0715
2/02                       0.0715
3/02                       0.0725
4/02                       0.0725
5/02                       0.0725
6/02                       0.0725
7/02                       0.0725
8/31/02                    0.0725



Line chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                     15.42
                           15.57
                           15
                           15.25
                           15.45
                           15.2
                           15.2
                           15.6
                           15.87
                           15.9
                           15.91
                           15.71
                           15.95
                           15.9
                           15.5
                           15.79
                           15.5
                           15.5
                           15.7
                           15.69
                           15.85
                           15.9
                           16
                           15.84
                           15.95
                           15.9
                           15.75
                           15.25
                           14.84
                           14.78
                           14.83
                           14.95
                           15.1
                           15.23
                           15.35
                           15.5
                           15.49
                           15.44
                           15.51
                           15.77
                           15.5
                           15.54
                           15.6
                           16.05
                           16.09
                           15.95
                           15.75
                           16.05
                           16.05
                           16
                           16.2
8/31/02                    15.85

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Performance
  Overview As of August 31, 2002

NCL


Pie Chart:
CREDIT QUALITY
Insured                             88%
Insured and U.S. Guaranteed          9%
U.S. Guaranteed                      3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.80
--------------------------------------------------
Common Share Net Asset Value                $15.08
--------------------------------------------------
Market Yield                                 5.80%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.13%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $190,870
--------------------------------------------------
Average Effective Maturity (Years)           17.39
--------------------------------------------------
Leverage-Adjusted Duration                    7.25
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.57%         6.29%
--------------------------------------------------
5-Year                         7.70%         7.14%
--------------------------------------------------
Since Inception                5.71%         6.46%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         36%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------


Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share
9/01                       0.067
10/01                      0.067
11/01                      0.067
12/01                      0.0685
1/02                       0.0685
2/02                       0.0685
3/02                       0.07
4/02                       0.07
5/02                       0.07
6/02                       0.0715
7/02                       0.0715
8/02                       0.0715


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                     14.83
                           14.84
                           14.2
                           14.47
                           15
                           14.73
                           14.94
                           14.88
                           15.24
                           15.47
                           15.16
                           14.92
                           14.84
                           14.7
                           14.66
                           14.36
                           14.62
                           14.51
                           14.45
                           14.77
                           14.7
                           14.71
                           14.87
                           14.71
                           14.87
                           14.85
                           14.85
                           14.21
                           14.05
                           13.9
                           14.09
                           14.08
                           14.25
                           14.45
                           14.7
                           14.6
                           14.7
                           14.66
                           14.7
                           14.85
                           14.74
                           14.75
                           14.93
                           15.23
                           15.37
                           15.47
                           15.23
                           15.3
                           15.32
                           15.16
                           14.98
8/31/02                    14.8

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen California Premium Income Municipal Fund

Performance
  Overview As of August 31, 2002

NCU


Pie Chart:
CREDITQUALITY

AAA/U.S. Guaranteed                 65%
AA                                   9%
A                                    4%
BBB                                 11%
NR                                   8%
Other                                3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.00
--------------------------------------------------
Common Share Net Asset Value                $14.42
--------------------------------------------------
Market Yield                                 6.04%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.51%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $83,249
--------------------------------------------------
Average Effective Maturity (Years)           17.27
--------------------------------------------------
Leverage-Adjusted Duration                   10.89
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 6/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.84%         7.48%
--------------------------------------------------
5-Year                         7.29%         7.12%
--------------------------------------------------
Since Inception                5.29%         6.21%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         33%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------


Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share
9/01                       0.066
10/01                      0.066
11/01                      0.066
12/01                      0.0675
1/02                       0.0675
2/02                       0.0675
3/02                       0.069
4/02                       0.069
5/02                       0.069
6/02                       0.0705
7/02                       0.0705
8/02                       0.0705


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                     13.81
                           13.77
                           13.44
                           13.53
                           13.87
                           14.04
                           14.03
                           13.86
                           14.05
                           14.39
                           14.14
                           14.18
                           13.95
                           13.84
                           13.63
                           13.34
                           13.38
                           13.51
                           13.58
                           13.69
                           13.72
                           13.82
                           14.01
                           14
                           13.96
                           13.98
                           13.75
                           13.6
                           13.25
                           13.12
                           13.27
                           13.3
                           13.37
                           13.39
                           13.68
                           13.7
                           13.88
                           13.5
                           13.8
                           14
                           13.9
                           13.9
                           13.83
                           14
                           14.13
                           14.1
                           14.09
                           14.15
                           14.17
                           14.2
                           13.85
8/31/02                    14

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen California Dividend Advantage Municipal Fund

Performance
  Overview As of August 31, 2002

NAC


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 54%
AA                                   6%
A                                   17%
BBB                                 16%
NR                                   7%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.55
--------------------------------------------------
Common Share Net Asset Value                $15.24
--------------------------------------------------
Market Yield                                 6.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.66%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.54%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $356,821
--------------------------------------------------
Average Effective Maturity (Years)           21.11
--------------------------------------------------
Leverage-Adjusted Duration                   11.25
--------------------------------------------------
ANNUALIZED TOTAL RETURN (Inception 5/99)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.67%         6.75%
--------------------------------------------------
Since Inception                5.14%         8.06%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         26%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------


Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share
9/01                       0.0705
10/01                      0.0705
11/01                      0.0705
12/01                      0.0705
1/02                       0.0705
2/02                       0.0705
3/02                       0.0725
4/02                       0.0725
5/02                       0.0725
6/02                       0.0735
7/02                       0.0735
8/02                       0.0735

Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                     14.66
                           14.74
                           14.25
                           14.24
                           14.97
                           14.68
                           14.75
                           14.89
                           14.98
                           15.15
                           15.1
                           15.15
                           14.66
                           14.44
                           14.02
                           14.05
                           14.4
                           14.27
                           14.32
                           14.34
                           14.25
                           14.59
                           14.73
                           14.49
                           14.38
                           14.3
                           14.25
                           13.93
                           13.58
                           13.72
                           13.85
                           14.1
                           13.94
                           14.18
                           14.56
                           14.55
                           14.58
                           14.29
                           14.37
                           14.48
                           14.24
                           14.11
                           14.44
                           14.58
                           14.85
                           14.63
                           14.74
                           14.77
                           14.8
                           14.65
                           14.42
8/31/02                    14.55

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen California Dividend Advantage Municipal Fund 2

Performance
  Overview As of August 31, 2002

NVX

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 79%
AA                                   4%
A                                   10%
BBB                                  4%
NR                                   3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.28
--------------------------------------------------
Common Share Net Asset Value                $14.79
--------------------------------------------------
Market Yield                                 6.13%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.76%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.65%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $218,814
--------------------------------------------------
Average Effective Maturity (Years)           24.47
--------------------------------------------------
Leverage-Adjusted Duration                   12.07
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -0.27%         3.90%
--------------------------------------------------
Since Inception                2.18%         8.09%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         28%
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------



Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share
9/01                       0.072
10/01                      0.072
11/01                      0.072
12/01                      0.072
1/02                       0.072
2/02                       0.072
3/02                       0.073
4/02                       0.073
5/02                       0.073
6/02                       0.073
7/02                       0.073
8/02                       0.073


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                     15.07
                           15.04
                           14.41
                           15.07
                           15.2
                           15
                           14.95
                           14.74
                           15.14
                           15.1
                           15.1
                           14.76
                           14.89
                           14.75
                           14.44
                           13.97
                           13.75
                           14.02
                           14.37
                           14.49
                           14.46
                           14.48
                           14.52
                           14.37
                           14.45
                           14.39
                           14.1
                           13.79
                           13.64
                           13.91
                           13.69
                           13.77
                           13.93
                           13.95
                           14
                           14.25
                           13.85
                           14.14
                           14.24
                           14.05
                           13.91
                           13.81
                           14.15
                           14.14
                           14.49
                           14.42
                           14.32
                           14.27
                           14.44
                           14.54
                           14.35
8/31/02                    14.28

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen California Dividend Advantage Municipal Fund 3

Performance
  Overview As of August 31, 2002

NZH


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 75%
AA                                   9%
A                                   11%
BBB                                  4%
NR                                   1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.00
--------------------------------------------------
Common Share Net Asset Value                $14.33
--------------------------------------------------
Market Yield                                 6.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.81%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.72%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $345,470
--------------------------------------------------
Average Effective Maturity (Years)           26.06
--------------------------------------------------
Leverage-Adjusted Duration                   12.55
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -1.68%         5.32%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         34%
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------


Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share
11/01                      0.072
12/01                      0.072
1/02                       0.072
2/02                       0.072
3/02                       0.072
4/02                       0.072
5/02                       0.072
6/02                       0.072
7/02                       0.072
8/02                       0.072

Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
9/28/01                    15.05
                           15.03
                           15.02
                           15.01
                           15.01
                           14.83
                           14.95
                           14.84
                           14.29
                           14.5
                           14.42
                           14.33
                           13.78
                           13.14
                           13.87
                           14.06
                           14.16
                           14.07
                           14.15
                           14.4
                           13.97
                           14.15
                           13.95
                           13.95
                           13.85
                           13.1
                           13.49
                           13.65
                           13.5
                           13.82
                           13.6
                           13.75
                           13.75
                           13.84
                           13.6
                           13.76
                           13.66
                           13.51
                           13.65
                           13.58
                           13.95
                           13.9
                           14.05
                           13.93
                           14
                           13.98
                           13.91
                           13.79
8/31/02                    14

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen Insured California Dividend Advantage Municipal Fund

Performance
  Overview As of August 31, 2002

NKL


Pie Chart:
CREDIT QUALITY
Insured                    100%

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.00
--------------------------------------------------
Common Share Net Asset Value                $15.14
--------------------------------------------------
Market Yield                                 6.08%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.69%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.57%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $231,062
--------------------------------------------------
Average Effective Maturity (Years)           24.92
--------------------------------------------------
Leverage-Adjusted Duration                   12.01
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                2.05%         7.84%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         32%
--------------------------------------------------
Tax Obligation/General                         27%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Education and Civic Organizations               7%
--------------------------------------------------


Bar Chart:
2002 Monthly Tax-Free Dividends Per Share
5/02                       0.076
6/02                       0.076
7/02                       0.076
8/02                       0.076

Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
3/28/02                    15.15
                           15
                           15.05
                           15.05
                           15
                           15.05
                           15.11
                           15.08
                           15.05
                           15.05
                           15
                           14.9
                           14.84
                           14.99
                           14.95
                           15.22
                           15.05
                           14.9
                           15.1
                           15.01
                           15.18
                           15.1
8/31/02                    15

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

V2

THE NUVEEN
 INVESTOR

Photo of: Child standing on chair.


NOW'S THE TIME - MAKE THE MOST OF YOUR FINANCIAL ADVISOR
From the daily ups and downs of the stock market to atypically low interest rates - and everything in between - it's hard to know how to invest your money these days. It's all the more frustrating if you're a do-it-yourself investor.


--------------------------------------------------------------------------------
 According to research conducted for the Forum for Investor Advice, almost half of do-it-yourself investors said being able to access an advisor's investment knowledge would be a primary reason for seeking advice.*
--------------------------------------------------------------------------------


Today more than ever, investors may want to consider using a financial advisor. Investing is too important and often too complicated to go it alone. Many investors need a professional who is not only knowledgeable, but someone who understands their unique goals, time horizon and risk tolerance.

If you have an advisor or are looking to get established with one, consider these six ways to make the most of what he or she has to offer.

o Education. Your advisor can help you understand asset classes, products and financial terms - and the pros and cons of different investment types.

o Research. How is the investment managed? What are the tax consequences? Are investment fundamentals in place? Let the professionals use their time, connections and expertise to do the homework.

o Information. In survey after survey, "information" is what investors say they need most from their financial advisors. Account statements, annual reports, prospectuses - even your advisor's web site - are excellent sources of information about your investments and financial news and trends.

o Recommendations. Beyond information and analysis, your advisor can offer advice, suggestions and insight culled from years of working through a variety of market conditions.


--------------------------------------------------------------------------------
'(continued on page 17)



* The Study was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research.




     Volume TWO 2002
     INSIDE

13   Now's the Time -- Make the Most of Your Financial Advisor

14   Why Professional Management Makes Sense with Municipal Bond Investing

15 Today's Investing Waters Are Deep and Turbulent. Some Are Uncharted. Be Sure You're Prepared to...NAVIGATE THE CURRENTS

16   Investing Math

17   Did You Know...?

18   Fund Reports Available Online

18   ETFConnect: The Source for All Exchange-Traded Funds


     (C)2002 Nuveen Investments.
     All rights reserved.



Logo: NUVEEN Investments

V2

WHY PROFESSIONAL MANAGEMENT MAKES SENSE WITH MUNICIPAL BOND INVESTING

Municipal bonds, the fourth largest capital market in the United States, have become increasingly popular with individual investors. Federal Reserve Board data shows that individuals owned more than a third, or $582.3 billion, of the $1.7 trillion of municipal bonds outstanding on December 31, 2001.

Municipal bonds might be even more popular with individual investors if investing were simple and straightforward. But it isn't. The fact that municipal bonds are complex keeps many retail investors at bay. However, with professional management, the complexities of municipal bonds may be alleviated.

WHAT MAKES MUNICIPAL BONDS SO COMPLICATED?
For starters, the municipal bond market is one of the most fragmented and inefficient of U.S. financial markets. More than 1.5 million issues from 50,000 issuers trade in an institutionally dominated, negotiated market with no central exchange.

This context poses several difficulties for retail investors. First and foremost, current information on municipal bonds, industry conditions and market dynamics isn't readily available to non-professionals. Most information circulates through professional channels among institutional investors, making research all but impossible for individuals.

Professional portfolio managers buy in volume, while retail investors tend to be interested in smaller trades, or "odd lots" that sell for less than $25,000 or $50,000. This means individuals seldom obtain the best prices. Individual investors further lament that markups to cover a dealer's bond-selling costs are both prohibitive and non-standardized.

If an individual investor is persistent and confident enough to take the plunge into municipals, he or she might be forced to adhere to a buy-and-hold strategy of bonds with different maturities, or what is commonly called a laddered portfolio. However, bond calls can disturb laddering strategies and force reinvestment decisions at inopportune times.

WHAT'S AN INDIVIDUAL INVESTOR TO DO?
Because of the municipal market's inefficiencies and intricacies, an individual investor may want to rely on a major market participant when considering municipal bonds. If an individual investor is considering a municipal bond investment they may want to look at Nuveen's municipal closed-end exchange-traded funds. Nuveen has over 100 years experience in the municipal bond market and as an influential market leader, it has the ability to negotiate some of the best possible prices. Continuous evaluation and monitoring of the market allows Nuveen to identify investment opportunities and capitalize on market dynamics such as "riding down the yield curve." Simply put, Nuveen buys bonds and sells them before maturity or call date to try to capture any potential gains.

For more information about how professional management of municipal bonds can be used to meet your investing goals, talk with your financial advisor.


Photo of: Child with net for fishing.
Photo of: Man fishing.


The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

V2

TODAY'S INVESTING WATERS ARE DEEP AND TURBULENT. SOME ARE UNCHARTED. BE SURE YOU'RE PREPARED TO... NAVIGATE THE CURRENTS

INDIVIDUALS WHO INVESTED IN STOCKS IN THE 1990S GOT SPOILED. THEY CAME TO EXPECT DOUBLE-DIGIT ANNUAL RETURNS. EVEN FOR THAT BRIEF FOUR-MONTH PERIOD BETWEEN JULY AND OCTOBER 1998, WHEN THE MARKET DROPPED MORE THAN 15%, INVESTORS WHO STAYED THE COURSE WERE REWARDED WITH A 50% GAIN IN THE MARKET OVER THE NEXT EIGHT MONTHS, AS REPRESENTED BY THE RETURNS OF THE S&P 500.

BUT THEN CAME TECHNOLOGY WOES AND THE VIRTUAL DISAPPEARANCE OF ONCE-PROMISING DOT-COMS. OUR FINANCIAL BUBBLE BURST. SINCE THEN, A SLUGGISH ECONOMY, TERRORIST ATTACKS AND CORPORATE FRAUD HAVE TAKEN THEIR TOLL. RECENT STOCK MARKET LOSSES HAVE LEFT MOST INVESTORS WONDERING HOW TO NAVIGATE THROUGH ROUGH INVESTING WATERS. DESPITE STORMY CONDITIONS, YOU CAN STILL REACH YOUR FINANCIAL GOALS.
IT'S A MATTER OF FOLLOWING SEVERAL TIME-HONORED INVESTING PRINCIPLES....

DIVERSIFY BY ASSET CLASS AND SECTOR.

By investing across asset classes, market capitalizations and economic sectors, you balance risk and reward, growth and income. Stocks and fixed-income investments - and different industries - react differently in different economic environments.

INVEST IN REAL ESTATE FOR GREATER DIVERSIFICATION.

Real estate has a low correlation to other asset classes, and over time, investors have benefited from continuous, steady growth.1

INVEST IN QUALITY.

The best-performing portfolios tend to be weighted with funds, bonds and stocks of companies that have true financial strength and proven records of growth and profitability.

CONSIDER DOLLAR-COST AVERAGING.

Instead of waiting and trying to buy a stock at its lowest price, invest a consistent amount of money on a regular basis, regardless of the price. Your average cost per share may be less than the average price per share. Dollar cost averaging does not ensure a profit or protect against loss in a declining market. Because such a plan involves continuous investment, investors should consider their financial ability to continue purchases through periods of low price levels.

EXPECT MARKET FLUCTUATIONS.

Intra-day movements up or down 100 points are becoming more the norm than the exception. Keep those shifts of 100+ points in perspective. A 100-point move represents about a 1% movement in the Dow Jones Industrial Average at its current level.

AVOID FREQUENT TRADING.

With day-to-day market fluctuations, it's tempting to jump from investment to investment to try to avoid losses.

TAKE A LONG-TERM VIEW.

Successful navigation through investing waters has more to do with time than timing. There have been 13 bear markets since 1929, averaging three to 41 months and plummeting an average 39% each time. Nine of those bear markets occurred between 1970 and 2000. Yet Bloomberg Financial Reports notes that, over the same 30-year period, the stock market rose over 15-fold.1 Base your performance expectations on long-term trends rather than short-term swings.

The key to navigating tempestuous financial waters is to keep your sights set on reaching your long-term goals. Let your financial advisor and common sense be your guide as you review your portfolio and chart your course for financial success.

1    Past performance is not an indication of future results.



The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

V2

INVESTING MATH

These hypothetical examples are for illustrative purposes only and are not intended to represent the performance of any Nuveen investment.



Q: Investor A gets a 10% return in Year One on his investment of $1000 and loses 5% in Year Two. Investor B loses 5% in Year One on her investment of $1000 and earns 10% in Year Two. Who comes out ahead?

A: They tie. Investor A has $1100 at the end of Year One and $1045 after Year Two. Investor B has $950 at the end of Year One and $1045 after Year Two.

True or False?
     By investing $100 per month for 30 years, you could end up with more than $100,000.

     True, as long as your investment compounds at 6% interest per year or more.*

                                          Compound
$100 per               Total           Yield at 6%
month for         Investment         interest/year
--------------------------------------------------
  1 year            $  1,200            $    1,234
--------------------------------------------------
  5 years           $  6,000            $    6,977
--------------------------------------------------
 10 years           $ 12,000            $   16,388
--------------------------------------------------
 15 years           $ 18,000            $   29,082
--------------------------------------------------
 20 years           $ 24,000            $   46,204
--------------------------------------------------
 25 years           $ 30,000            $   69,299
--------------------------------------------------
 30 years           $ 36,000            $  100,452
--------------------------------------------------



Q:   When is 6% really 8.5%...and 5% really 3.5%?

A: When 6% is earned on a tax-free investment, such as a municipal bond fund, and the 5% is the yield on a taxable investment in the 30% tax bracket. You can determine the equivalent yield a taxable investment would have to pay for you to net the same amount after tax, compared to the yield on a tax-exempt investment. Use the formula: E = B -: (1-T). B is the tax-exempt yield, T is your personal income tax bracket, and E is the taxable equivalent yield.

True or False?
     It will take 24 years for you to double your money if you put your money in a savings account or other investment paying 3%.

     True, this is commonly known as the Rule of 72. All you need to do is take the number 72 and divide it by the interest rate you receive. The answer will be the number of years it takes to double your money.

   Interest                     Years to Double
    Rate %                         Your Money
-----------------------------------------------
      1%                             72.0
-----------------------------------------------
      3%                             24.0
-----------------------------------------------
      5%                             14.4
-----------------------------------------------
      7%                             10.3
-----------------------------------------------
      9%                              8.0
-----------------------------------------------

* This investment assumes that all interest is reinvested and compounded on a monthly basis.


Photo of: 2 people on sailboat.
Photo of: Child with toy sailboat.

The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

V2


--------------------------------------------------------------------------------
(continued from page 13)



o Perspective. When the market or a particular investment is down, it's great to have a financial advisor to remind you of your long-term goals, discourage panic and suggest alternatives.

o Assessment. Your advisor can help you monitor and evaluate how well your portfolio and individual investments are performing vis-a-vis your goals.

One last thought: communication is vital. Your advisor will be able to best meet your needs when you provide information about yourself and what you want from your investments. Give your advisor as much information as you expect to get.


ADVISOR CHECKLIST

When you meet with your financial advisor, you'll want to be prepared to talk about...

o    Adjusting (or setting) financial goals.

o Evaluating (or developing) your investment strategy, so it's aligned to achieve your short- and long- term goals.

o Any major life events, such as marriage, birth of a child or disability of a spouse.

o    Rebalancing your portfolio.

o    Investing for retirement.

o    Minimizing your tax liability.

o    Bringing your estate plan up to date.

o Other financial issues, such as life insurance, credit card debt or mortgage information.

--------------------------------------------------------------------------------


DID YOU KNOW...?

o The Forum for Investment Advice reports that a Dow Jones Industrial Average decline of 15% or more typically occurs about once very two years.

o According to the Federal Deposit Insurance Corp., investors lost $114 million from May 1999 to May 2002 because they went over the FDIC's $100,000-per-depositor insurance limit, or because they deposited their money unknowingly in uninsured banks. Check your institution's coverage amounts at www2.fdic.gov/edie.

o Financial experts suggest that you have no more than 25 % of your 401(k) assets in company stock.

o The municipal bond market trades $9.5 billion worth of bonds on an average day.

o According to US News and World Report, the average age of retirement in industrialized countries is 59.2 years in France, 60.5 in Germany, 60.6 in Italy, 62.3 in Canada, 62.7 in the United Kingdom, 63.6 in the USA and 66.5 in Japan.

o Banks frequently use different methods to calculate interest. To compare how much money you'll earn at different banks, ask for each account's "annual percentage yield." Only APYs are calculated the same way from bank to bank.


The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

V2

LOOK AHEAD...

FUND REPORTS AVAILABLE ONLINE

2 ILLUSTRATIONS OF: INVESTORDELIVERY.COM WEBSITE.

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to www.investordelivery.com. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.

If you receive statements directly from Nuveen, go to www.nuveen.com. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.

After registering, you should receive a confirming e-mail within 24 hours. If
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same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.
--------------------------------------------------------------------------------


ETFCONNECT:
THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS

Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out www.etfconnect.com.

ILLUSTRATION OF: ETFCONNECT WEBSITE.




The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

Report of
   Independent Auditors

THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen Insured California Dividend Advantage Municipal Fund as of August 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and these financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen Insured California Dividend Advantage Municipal Fund at August 31, 2002, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 11, 2002

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                            Portfolio of
                                    Investments August 31, 2002
   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.0%

$       2,000   California Educational Facilities Authority, Revenue Bonds (Santa     9/06 at 102.00           AAA     $  2,128,280
                 Clara University), Series 1996, 5.750%, 9/01/26

        6,620   California Educational Facilities Authority, Revenue Bonds (Loyola      No Opt. Call           Aaa        1,112,425
                 Marymount University), Series 2001A Refunding,
                 0.000%, 10/01/35

        5,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00           Aaa        5,182,700
                 Bonds (California Loan Program), Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax)

        2,000   The Regents of the University of California, Multiple Purpose         9/10 at 101.00           AAA        2,032,880
                 Projects Revenue Bonds, 2002 Series O, 5.125%, 9/01/31


-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.4%

        3,000   California Health Facilities Financing Authority, Insured Revenue     8/08 at 101.00           AAA        3,107,070
                 Bonds (Sutter Health), Series 1998A, 5.375%, 8/15/30

        1,500   California Statewide Communities Development Authority,               8/09 at 101.00           AAA        1,616,040
                 Certificates of Participation (Members of the Sutter Health
                 Obligated Group), 5.500%, 8/15/19

        4,800   The Regents of the University of California, Hospital Revenue         7/06 at 101.00           AAA        5,078,784
                 Bonds (University of California Davis Medical Center),
                 Series 1996, 5.750%, 7/01/24


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.4%

        1,000   ABAG Financing Authority for Nonprofit Corporations, California,      9/09 at 100.00           AAA        1,058,510
                 Multifamily Housing Revenue Bonds (Civic Center Drive
                 Apartments Project), 1999 Series A, 5.800%, 9/01/20
                 (Alternative Minimum Tax)

        3,650   California Housing Finance Agency, Multi-Unit Rental                  2/03 at 102.00           Aa2        3,746,251
                 Housing Revenue Bonds, Series 1992A-II, 6.625%, 2/01/24
                 (Alternative Minimum Tax)

        3,900   City of Los Angeles, California, Tax-Exempt Mortgage Revenue          1/03 at 102.00           AAA        3,945,903
                 Refunding Bonds (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), Series 1993A, 6.300%, 1/01/25


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

        1,310   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00           AAA        1,388,273
                 Bonds II, 1997 Series A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax)

        3,000   California Housing Finance Agency, Home Mortgage Revenue              8/08 at 101.00           AAA        3,117,540
                 Bonds, Series 1998Q, 5.050%, 8/01/17


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 31.8%

                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22                                                      3/10 at 101.00           AAA        8,722,625
        2,000    5.750%, 3/01/27                                                      3/10 at 101.00           AAA        2,170,020

        2,000   State of California, Veterans General Obligation Bonds, 2001          6/07 at 101.00           AAA        2,022,380
                 Series BZ, 5.375%, 12/01/24 (Alternative Minimum Tax)

        1,225   Fresno Unified School District, Fresno County, California, 1998       2/13 at 103.00           AAA        1,483,977
                 General Obligation Refunding Bonds, Series A, 6.550%, 8/01/20

        2,500   Fresno Unified School District, Fresno County, California, General    8/09 at 102.00           AAA        2,544,675
                 Obligation Bonds (Election of 2001), Series 2001A,
                 5.125%, 8/01/26

        2,000   Los Angeles Unified School District, California, General              7/08 at 102.00           AAA        2,051,360
                 Obligation Bonds, 1997 Series A, 5.000%, 7/01/21

          500   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA          520,715
                 Obligation Bonds (Election of 1997), Series 2000D,
                 5.375%, 7/01/25

                                       20

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   Pomona Unified School District, California, General Obligation        8/11 at 103.00           AAA     $  3,582,120
                 Refunding Bonds, Series 1997-A, 6.500%, 8/01/19

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds (Election of 1998), Series 2001C:
        1,335    5.000%, 7/01/21                                                      7/11 at 102.00           AAA        1,379,509
        3,500    5.000%, 7/01/22                                                      7/11 at 102.00           AAA        3,589,635
        4,895    5.000%, 7/01/23                                                      7/11 at 102.00           AAA        4,982,865


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.9%

        2,000   State Public Works Board of the State of California, Department      11/09 at 101.00           AAA        2,165,500
                 of Health Services, Lease Revenue Bonds (Richmond Laboratory
                 Project), 1999 Series A, 5.750%, 11/01/24

        5,000   City of El Monte, California, Certificates of Participation           1/11 at 100.00           AAA        5,133,750
                 (Department of Public Services Facility Phase II), Senior Lien
                 Series 2001, 5.250%, 1/01/34

        2,135   City of San Buenaventura, California, 1993 Refunding                  1/03 at 100.00           AAA        2,156,734
                 Certificates of Participation (Capital Improvements Project),
                 5.500%, 1/01/17

        3,890   Santa Clara County Financing Authority, California, Lease            11/07 at 102.00           AAA        3,961,576
                 Revenue Bonds (VMC Facility Replacement Project),
                 1994 Series A, 5.000%, 11/15/22

        6,500   Tustin Unified School District, Orange County, California,            9/12 at 100.00           AAA        6,539,650
                 Special Tax Bonds (Community Facilities District No. 97-1),
                 2002 Series A, 5.000%, 9/01/32

        2,805   Yucaipa-Calimesa Joint Union School District, San Bernardino         10/11 at 100.00           AAA        2,818,099
                 County, California, General Obligation Bonds, Series 2001A
                 Refunding, 5.000%, 10/01/31


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 26.3%

        6,000   Huntington Park Redevelopment Agency, California, Single                No Opt. Call           AAA        8,605,380
                 Family Residential Mortgage Revenue Refunding Bonds,
                 1986 Series A, 8.000%, 12/01/19

        5,135   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call           AAA        7,102,578
                 California, Single Family Mortgage Revenue Bonds,
                 Series 1986A Restructured, 8.000%, 3/01/16 (Alternative
                 Minimum Tax)

        6,220   County of Riverside, California, Single Family Mortgage Revenue         No Opt. Call           AAA        9,473,060
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue 1987A, 9.000%, 5/01/21 (Alternative Minimum Tax)

        1,485   City of San Jose, California, Single Family Mortgage Revenue            No Opt. Call           AAA        2,231,064
                 Bonds, 1985 Series A, 9.500%, 10/01/13


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.9%

        4,000   California Pollution Control Financing Authority, Pollution          12/02 at 102.00           AAA        4,119,760
                 Control Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        4,000   City of Chula Vista, California, Industrial Development Revenue      12/02 at 102.00            A+        4,105,720
                 Bonds (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 21.0%

        7,000   City of Los Angeles, California, Wastewater System Revenue           11/03 at 102.00           AAA        7,049,770
                 Bonds, Series 1993D, 4.700%, 11/01/19

        3,400   Public Facilities Financing Authority of the City of San Diego,       5/07 at 101.00           AAA        3,523,454
                 California, Sewer Revenue Bonds, Series 1997A,
                 5.250%, 5/15/22

        2,150   Santa Clara Valley Water District, California, Water Utility System   6/10 at 100.00           AAA        2,178,660
                 Revenue Bonds, Series 2000A, 5.125%, 6/01/31

        5,000   Wheeler Ridge-Maricopa Water Storage District, Kern County,          11/06 at 102.00           AAA        5,597,750
                 California, 1996 Water Refunding Bonds, 5.700%, 11/01/15

        3,425   City of Woodland, Yolo County, California, Certificates of            3/03 at 100.00           AAA        3,469,045
                 Participation (1992 Wastewater System Refunding Project),
                 5.500%, 3/01/18
-----------------------------------------------------------------------------------------------------------------------------------
$     138,875   Total Investments (cost $133,980,783) - 141.0%                                                          146,796,087
=============----------------------------------------------------------------------------------------------------------------------

                                       21

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) (continued)
                                   Portfolio of Investments August 31, 2002
   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.8%

$       5,000   Irvine Ranch Water District, California, Variable Rate Demand                               VMIG-1     $  5,000,000
=============    Bonds, Consolidated Series 105, 140, 240 and 250,
                 1.750%, 1/01/21+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.6)%                                                                   (2,659,444)
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (43.2)%                                                        (45,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $104,136,643
                ===================================================================================================================


                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market
                    Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                    Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       22


                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                            Portfolio of
                                    Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.5%

                California Educational Facilities Authority, Revenue Bonds (Santa
                Clara University), Series 1996:
$       2,400    5.750%, 9/01/21                                                      9/06 at 102.00           AAA     $  2,563,080
        3,000    5.750%, 9/01/26                                                      9/06 at 102.00           AAA        3,192,420

        2,000   California Educational Facilities Authority, Revenue Bonds           11/10 at 100.00           Aaa        2,222,940
                 (University of the Pacific), Series 2000, 5.875%, 11/01/20

                California Educational Facilities Authority, Revenue Bonds
                (Loyola Marymount University), Series 2001A Refunding:
        6,615    0.000%, 10/01/33                                                       No Opt. Call           Aaa        1,241,503
        6,615    0.000%, 10/01/34                                                       No Opt. Call           Aaa        1,174,956

        5,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00           Aaa        5,182,700
                 Bonds (California Loan Program), Series 2001A, 5.400%, 3/01/21
                 (Alternative Minimum Tax)

                California Infrastructure and Economic Development Bank, Revenue
                Bonds (Asian Art Museum of San Francisco Project), Series 2000:

        1,295    5.500%, 6/01/19                                                      6/10 at 101.00           AAA        1,407,989
        1,000    5.500%, 6/01/20                                                      6/10 at 101.00           AAA        1,083,120

        1,900   The Regents of the University of California, University of           11/03 at 102.00           AAA        1,992,948
                 California Housing System Revenue Bonds, Series A,
                 5.500%, 11/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.2%

        1,450   California Health Facilities Financing Authority, Insured Health      7/06 at 102.00           AAA        1,623,029
                 Facility Refunding Revenue Bonds (Mark Twain St. Joseph's
                 Healthcare), 1996 Series A, 6.000%, 7/01/19

        5,000   California Health Facilities Financing Authority, Insured Health      7/06 at 102.00           AAA        5,461,350
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1996 Series A, 6.000%, 7/01/25

        2,500   City of Oakland, California, Insured Revenue Bonds (1800              1/10 at 100.00           AAA        2,762,325
                 Harrison Foundation - Kaiser Permanente), Series 1999A,
                 6.000%, 1/01/29


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.2%

                ABAG Financing Authority for Nonprofit Corporations, California,
                Multifamily Housing Revenue Bonds (Civic Center Drive Apartments
                Project), 1999 Series A:
        4,000    5.800%, 9/01/20 (Alternative Minimum Tax)                            9/09 at 100.00           AAA        4,234,040
        1,370    5.875%, 3/01/32 (Alternative Minimum Tax)                            9/09 at 100.00           AAA        1,438,445

        3,785   Community Redevelopment Agency of the City of Los Angeles,            6/05 at 105.00           AAA        4,220,124
                 California, Multifamily Housing Revenue Refunding Bonds
                 (Angelus Plaza Project), 1995 Series A, 7.400%, 6/15/10

        7,400   Housing Authority of the County of Santa Cruz, California,            5/03 at 102.00           Aaa        7,611,122
                 Tax-Exempt Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - Meadowview Apartments),
                 Series 1993A, 6.125%, 5/20/28


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.4%

        3,910   California Housing Finance Agency, Single Family Mortgage             8/07 at 101.50           AAA        4,090,838
                 Bonds II, 1997 Series C-2, 5.625%, 8/01/20 (Alternative
                 Minimum Tax)

          565   California Housing Finance Agency, Home Mortgage Revenue              2/06 at 102.00           AAA          584,436
                 Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative
                 Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.5%

        1,460   ABC Unified School District, Los Angeles County, California,          8/10 at 101.00           AAA        1,643,113
                 General Obligation Bonds (Election of 1997), Series B,
                 5.750%, 8/01/16

          485   State of California, Veterans General Obligation Welfare Bonds,      12/03 at 102.00           AAA          490,636
                 Series 1997BH, 5.500%, 12/01/24 (Alternative Minimum Tax)

                                       23

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                   Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                State of California, Various Purpose General Obligation Bonds:
$       7,995    5.750%, 3/01/22                                                      3/10 at 101.00           AAA     $  8,722,625
        2,500    5.500%, 9/01/24                                                      9/09 at 101.00           AAA        2,643,225
        2,000    5.750%, 3/01/27                                                      3/10 at 101.00           AAA        2,170,020

        3,000   State of California, Veterans General Obligation Bonds,               6/07 at 101.00           AAA        3,033,570
                 2001 Series BZ, 5.375%, 12/01/24 (Alternative Minimum Tax)

        2,575   Calipatria Unified School District, Imperial County, California,      8/06 at 102.00           AAA        2,852,225
                 General Obligation Bonds, 1996 Series A, 5.625%, 8/01/13

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds (Election of 1995), Series 2001F:
        1,065    5.125%, 8/01/21                                                      8/09 at 102.00           AAA        1,106,673
        1,160    5.125%, 8/01/22                                                      8/09 at 102.00           AAA        1,196,818
        1,220    5.125%, 8/01/23                                                      8/09 at 102.00           AAA        1,250,671

        1,500   Hacienda La Puente Unified School District, Los Angeles County,       8/10 at 101.00           AAA        1,554,510
                 California, General Obligation Bonds (Election of 2000),
                 Series A, 5.250%, 8/01/25

        1,750   Lake Tahoe Unified School District, El Dorado County,                 8/09 at 100.00           AAA        1,804,653
                 California, General Obligation Bonds (Election of 1999),
                 Series A, 5.250%, 8/01/24

        1,125   San Diego Unified School District, California, 1999 General             No Opt. Call           AAA          437,704
                 Obligation Bonds (Election of 1998), Series A, 0.000%, 7/01/21

        2,500   San Francisco Community College District, California, General         6/10 at 102.00           Aaa        2,523,925
                 Obligation Bonds, 2002 Series A, 5.000%, 6/15/26


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 52.7%

                Anaheim Public Financing Authority, California, Subordinate
                Lease Revenue Bonds (Anaheim Public Improvements Project), 1997
                Series C:
        5,130    0.000%, 9/01/18                                                        No Opt. Call           AAA        2,396,531
        8,000    0.000%, 9/01/21                                                        No Opt. Call           AAA        3,090,080

        1,800   California Public School District Financing Authority, Lease          9/06 at 102.00           AAA        2,023,416
                 Revenue Bonds (Southern Kern Unified School District
                 Projects), Series 1996B, 5.800%, 9/01/16

        5,250   State Public Works Board of the State of California, Department       1/06 at 100.00           AAA        5,359,147
                 of Corrections, Lease Revenue Bonds (California Substance
                 Abuse Treatment Facility and State Prison at Corcoran II),
                 1996 Series A, 5.250%, 1/01/21

        3,450   State Public Works Board of the State of California, Department      11/09 at 101.00           AAA        3,735,488
                 of Health Services, Lease Revenue Bonds (Richmond Laboratory
                 Project), 1999 Series A, 5.750%, 11/01/24

        5,000   Community Redevelopment Agency of the City of Compton,                8/05 at 102.00           AAA        5,665,700
                 California, Refunding Tax Allocation Bonds (Compton
                 Redevelopment Project), Series 1995A (Project Tax Revenues,
                 Subventions and Housing Tax Revenues), 6.500%, 8/01/13

        4,000   County of Contra Costa, California, Certificates of Participation    11/07 at 102.00           AAA        4,233,760
                 (Merrithew Memorial Hospital Replacement Project),
                 Refunding Series 1997, 5.500%, 11/01/22

        6,000   City of El Monte, California, Certificates of Participation           1/11 at 100.00           AAA        6,145,440
                 (Department of Public Services Facility Phase II), Senior
                 Lien Series 2001, 5.000%, 1/01/21

        3,000   Galt Schools Joint Powers Authority, Sacramento County,              11/07 at 102.00           AAA        3,246,390
                 California, 1997 Refunding Revenue Bonds (High School and
                 Elementary School Facilities), Series A, 5.875%, 11/01/24

        5,000   Kern County Board of Education, California, Refunding                 5/08 at 102.00           AAA        5,112,850
                 Certificates of Participation, 1998 Series A, 5.200%, 5/01/28

        5,000   La Quinta Redevelopment Agency, California, Project Area No. 1        9/07 at 102.00           AAA        5,101,950
                 Tax Allocation Bonds, Series 1998 Refunding, 5.200%, 9/01/28

        3,865   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00           AAA        3,987,405
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Lien Series 2000A, 5.250%, 7/01/30

        1,980   Menifee Union School District, Riverside County, California,          9/06 at 102.00           AAA        2,217,224
                 Certificates of Participation (1996 School Project),
                 6.125%, 9/01/24

        2,690   Norwalk Community Facilities Financing Authority, Los Angeles         9/05 at 102.00           AAA        3,004,838
                 County, California, Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.000%, 9/01/15

                                       24

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Poway Redevelopment Agency, California, Tax Allocation Refunding     12/10 at 102.00           AAA     $  2,192,360
                 Bonds (Paguay Redevelopment Project), Series 2000,
                 5.750%, 6/15/33

        9,000   City of Redlands, California, Certificates of Participation           9/03 at 102.00           AAA        9,500,580
                 (1993 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17

        5,000   City of San Bernardino Joint Powers Financing Authority,              9/09 at 102.00           AAA        5,416,300
                 California, Refunding Certificates of Participation (Police
                 Station - South Valle Refundings and 201 Building Projects),
                 5.500%, 9/01/20

        3,500   San Francisco Bay Area Rapid Transit District, California, Sales      7/09 at 101.00           AAA        3,679,900
                 Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34

        1,930   Santa Margarita/Dana Point Authority, Orange County, California,        No Opt. Call           AAA        2,230,192
                 Revenue Bonds (1994 Improvement Districts Nos. 1, 2, 2A
                 and 8 General Obligation Bond Refinancing), Series A,
                 7.250%, 8/01/05

                South Orange County Public Financing Authority, California,
                Special Tax Revenue Bonds (Foothill Area), 1994 Series C:
        3,000    8.000%, 8/15/08                                                        No Opt. Call           AAA        3,861,060
        6,830    8.000%, 8/15/09                                                        No Opt. Call           AAA        8,947,642

        3,770   Redevelopment Agency of the City of Suisun, County of Solano,        10/03 at 102.00           AAA        3,956,766
                 California, 1993 Tax Allocation Refunding Bonds (Suisun City
                 Redevelopment Project), 5.900%, 10/01/23

        5,450   City of Visalia Public Financing Authority, California, Refunding    12/06 at 102.00           AAA        5,624,564
                 Certificates of Participation (Motor Vehicle License Fee
                 Enhancement), Series 1996A, 5.375%, 12/01/26


-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.9%

        6,500   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 65.32           AAA        2,964,910
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/18

        3,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00           AAA        3,008,940
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        2,000   Airports Commission of the City and County of San Francisco,          1/08 at 102.00           AAA        2,001,680
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 15A, 5.000%, 5/01/28 (Alternative
                 Minimum Tax)

        5,000   Airports Commission of the City and County of San Francisco,          5/11 at 100.00           AAA        5,081,450
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 27A, 5.250%, 5/01/31
                 (Alternative Minimum Tax)

        3,750   San Jose, California, Airport Revenue Bonds, Series 1993,             3/03 at 102.00           AAA        3,845,400
                 5.700%, 3/01/18 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.4%

        3,525   County of Alameda Public Facilities Corporation, California,          9/06 at 102.00           AAA        4,136,024
                 Certificates of Participation (1991 Financing Project),
                 6.000%, 9/01/21 (Pre-refunded to 9/01/06)

        4,485   County of Alameda, California, 1993 Refunding Certificates of        12/03 at 102.00           AAA        4,815,231
                 Participation (Santa Rita Jail Project), 5.700%, 12/01/14
                 (Pre-refunded to 12/01/03)

        3,000   Central Unified School District, Fresno County, California,           3/03 at 102.00           AAA        3,117,450
                 General Obligation Bonds (Election of 1992), 5.625%, 3/01/18
                 (Pre-refunded to 3/01/03)

        3,000   Escondido Union High School District, San Diego County,              11/06 at 102.00           AAA        3,342,360
                 California, General Obligation Bonds (Election of 1996),
                 5.700%, 11/01/10

        4,320   County of Riverside, California, Single Family Mortgage                 No Opt. Call           AAA        6,233,933
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Issue 1987B, 8.625%, 5/01/16 (Alternative
                 Minimum Tax)

        1,850   Sacramento City Unified School District, Sacramento County,           7/09 at 102.00           Aaa        2,208,327
                 California, General Obligation Bonds, Series 2000A,
                 5.750%, 7/01/18 (Pre-refunded to 7/01/09)

        9,000   Airports Commission of the City and County of San                     5/04 at 101.00           AAA        9,787,230
                 Francisco, California, San Francisco International Airport,
                 Second Series Revenue Bonds, Issue 8B, 6.100%, 5/01/20
                 (Pre-refunded to 5/01/04)

        1,515   City of Torrance, California, Hospital Revenue Bonds (Little         12/05 at 100.00           AAA        1,721,873
                 Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                 (Pre-refunded to 12/01/05)

                                       25

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                   Portfolio of Investments August 31, 2002
   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.1%

$       3,740   California Pollution Control Financing Authority, Pollution Control   9/09 at 101.00           AAA     $  3,856,688
                 Revenue Refunding Bonds (Southern California Edison Company),
                 Series 1999B, 5.450%, 9/01/29

        3,215   Modesto Irrigation District Financing Authority, California,         10/06 at 102.00           AAA        3,660,888
                 Refunding Revenue Bonds, Series A, 6.000%, 10/01/15

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00           AAA        3,085,770
                 2002 Series II, 5.125%, 7/01/26

        1,790   Sacramento City Financing Authority, California, Capital             12/09 at 102.00           AAA        1,988,457
                 Improvement Revenue Bonds (Solid Waste and Redevelopment
                 Projects), Series 1999, 5.800%, 12/01/19

        3,500   Sacramento Municipal Utility District, California, Electric           8/06 at 102.00           AAA        3,675,140
                 Revenue Bonds, 1996 Series J, 5.600%, 8/15/24

        1,950   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00           AAA        1,984,008
                 Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum Tax)

        6,650   Turlock Irrigation District, California, Revenue Bonds,               1/03 at 100.00           AAA        6,666,492
                 Series 1992A Refunding, 5.750%, 1/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.6%

        3,530   Castaic Lake Water Agency, California, Refunding Revenue                No Opt. Call           AAA        3,967,508
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 8.000%, 8/01/04

        2,975   Chino Basin Regional Financing Authority, California, Revenue         8/04 at 102.00           AAA        3,259,202
                 Bonds (Chino Basin Municipal Water District Sewer System
                 Project), Series 1994, 6.000%, 8/01/16

        2,775   Pomona Public Financing Authority, California, 1999 Revenue           5/09 at 101.00           AAA        2,916,941
                 Bonds (Water Facilities Project), Series AC, 5.500%, 5/01/29

        1,000   Sacramento County Sanitation Districts Financing Authority,          12/10 at 101.00           AAA        1,087,779
                 California, Revenue Bonds (Sacramento Regional County
                 Sanitation District), Series 2000A, 5.500%, 12/01/20

        2,900   City and County of San Francisco, California, Sewer Revenue          10/02 at 102.00           AAA        2,966,902
                 Refunding Bonds, Series 1992, 5.500%, 10/01/15

        2,000   South San Joaquin Irrigation District, San Joaquin County,            1/03 at 102.00           AAA        2,062,119
                 California, 1993 Refunding Revenue Certificates of
                 Participation (1987 and 1992 Project), 5.500%, 1/01/15

        5,410   City of Tulare, California, 1996 Sewer Revenue Bonds,                11/06 at 102.00           AAA        5,789,348
                 5.750%, 11/15/21
-----------------------------------------------------------------------------------------------------------------------------------
$     286,165   Total Investments (cost $261,295,318) - 148.5%                                                          283,479,366
=============----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      2,390,564
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.8)%                                                        (95,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $190,869,930
                ===================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                                       26


                            Nuveen California Premium Income Municipal Fund (NCU)
                            Portfolio of
                                       Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.7%

$       4,000   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00            A1     $  3,942,600
                 Asset-Backed Bonds (Pooled Tobacco Securitization Program),
                 Series 2002A, 5.625%, 5/01/29


-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.1%

        5,150   California Health Facilities Financing Authority, Hospital Revenue    5/03 at 102.00          BBB+        5,196,299
                 Bonds (Downey Community Hospital), Series 1993,
                 5.750%, 5/15/15

        8,100   California Statewide Communities Development Authority,                 No Opt. Call           AAA        8,353,368
                 Revenue Refunding Bonds (Sherman Oaks Project),
                 Series 1998A, 5.000%, 8/01/22

        1,185   California Statewide Communities Development Authority,               2/03 at 102.00            A3        1,213,262
                 Hospital Revenue Certificates of Participation (Cedars-Sinai
                 Medical Center), Series 1992, 6.500%, 8/01/15

        2,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma         12/03 at 102.00           BB-        1,976,220
                 Linda University Medical Center Project), Series 1993-A,
                 6.000%, 12/01/06


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.7%

        2,000   California Statewide Communities Development Authority,               7/08 at 101.00           BBB        2,085,780
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

        6,785   Community Redevelopment Agency of the City of Los Angeles,            6/05 at 105.00           AAA        7,565,004
                 California, Multifamily Housing Revenue Refunding Bonds
                 (Angelus Plaza Project), 1995 Series A, 7.400%, 6/15/10

        3,865   City of Stanton, California, Multifamily Housing Revenue Bonds        8/07 at 102.00           AAA        4,253,355
                 (Continental Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.5%

        2,450   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00           AAA        2,596,388
                 Bonds II, 1997 Series A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax)

        1,000   California Housing Finance Agency, Home Mortgage Revenue              8/04 at 102.00           Aa2        1,047,540
                 Bonds, 1994 Series A, 6.550%, 8/01/26

        1,000   California Housing Finance Agency, Home Mortgage Revenue              8/05 at 102.00           AAA        1,033,760
                 Bonds, 1994 Series F-3, 6.100%, 8/01/15 (Alternative
                 Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue              2/07 at 102.00           AAA        2,123,600
                 Bonds, 1997 Series B, 6.000%, 8/01/16 (Alternative
                 Minimum Tax)

          980   California Rural Home Mortgage Financing Authority, Single              No Opt. Call           AAA        1,137,907
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1996 Series C, 7.500%, 8/01/27 (Alternative
                 Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.8%

        4,000   State of California, General Obligation Veterans Welfare              6/04 at 101.00           AA-        3,989,920
                 Bonds, Series BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        3,000   Pomona Unified School District, California, General Obligation        8/11 at 103.00           AAA        3,555,240
                 Refunding Bonds, Series 1997-A, 6.150%, 8/01/15

        3,000   San Diego Unified School District, California, 2000 General           7/10 at 100.00           AAA        3,085,560
                 Obligation Bonds (Election of 1998), Series B, 5.125%, 7/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 49.8%

        4,500   Bonita Canyon Public Facilities Financing Authority, California,      9/02 at 103.00           N/R        4,338,315
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        5,920   State Public Works Board of the State of California, Lease           11/09 at 101.00           AAA        6,433,382
                 Revenue Bonds (Department of Veterans Affairs of the State
                 of California, Southern California Veterans Home - Chula Vista
                 Facility), 1999 Series A, 5.600%, 11/01/19

        2,400   City of Carlsbad, Assessment District No. 96-1, California,           9/02 at 101.50           N/R        2,293,080
                 Limited Obligation Improvement Bonds (Rancho Carillo),
                 5.500%, 9/02/28

                                       27

                            Nuveen California Premium Income Municipal Fund (NCU) (continued)
                                   Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Carson Redevelopment Agency, California, Refunding Tax               10/03 at 102.00           BBB     $  1,038,200
                 Allocation Bonds (Redevelopment Project Area No. 2),
                 Series 1993, 5.875%, 10/01/09

          600   Dinuba Financing Authority, California, Lease Revenue Refunding       8/12 at 102.00           AAA          609,576
                 Bonds, Public Works Issue 2002, 5.100%, 8/01/32

        3,500   City of Livermore Redevelopment Agency, California, Tax               8/11 at 100.00           AAA        3,531,185
                 Allocation Revenue Bonds (Livermore Redevelopment
                 Project Area), Series 2001A, 5.000%, 8/01/26

        2,160   Community Redevelopment Financing Authority of the                    6/03 at 102.00            BB        2,127,298
                 Community Redevelopment Agency of the City of Los Angeles,
                 California, Grand Central Square Multifamily Housing Bonds,
                 1993 Series A, 5.750%, 12/01/13 (Alternative Minimum Tax)

        1,000   City of Poway, Community Facilities District No. 88-1,                8/08 at 102.00           N/R        1,122,450
                 California, Special Tax Refunding Bonds (Parkway Business
                 Centre), Series 1998, 6.500%, 8/15/09

        1,205   Puerto Rico Highway and Transportation Authority,                     7/12 at 100.00             A        1,249,645
                 Transportation Revenue Bonds, Series D, 5.375%, 7/01/36

        5,000   Redevelopment Agency for the County of Riverside, California,        10/11 at 102.00           AAA        5,202,550
                 2001 Tax Allocation Bonds (Jurupa Valley Project Area),
                 5.150%, 10/01/21

        6,200   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call           AA-        6,721,978
                 Refunding Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority, California, Refunding
                Revenue Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                      9/08 at 101.00          Baa3        1,545,930
        1,000    5.800%, 9/01/27                                                      9/08 at 101.00          Baa3        1,020,700

        2,050   County of Santa Barbara, California, Certificates of                 12/11 at 102.00           AAA        2,217,403
                 Participation, Series 2001, 5.250%, 12/01/19

        2,000   City of Vista, California, Mobile Home Park Revenue Bonds             3/09 at 102.00           N/R        1,908,460
                 (Vista Manor Mobile Home Park Project), Series 1999A,
                 5.750%, 3/15/29


-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.1%

        2,750   Airports Commission of the City and County of San Francisco,          5/04 at 102.00           AAA        2,991,588
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative
                 Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,          5/06 at 102.00           AAA        2,082,940
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10A, 5.700%, 5/01/26 (Alternative
                 Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.5%

        3,200   State Public Works Board of the State of California, The Trustees    10/04 at 102.00          A***        3,587,584
                 of the California State University, Lease Revenue Bonds (Various
                 California State University Projects), 1994 Series A,
                 6.375%, 10/01/14 (Pre-refunded to 10/01/04)

        3,500   Commonwealth of Puerto Rico, Public Improvement General               7/10 at 100.00           AAA        4,023,810
                 Obligation Bonds of 2000, 5.750%, 7/01/21 (Pre-refunded
                 to 7/01/10)

        2,475   City of Torrance, California, Hospital Revenue Bonds (Little         12/05 at 100.00           AAA        2,812,961
                 Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                 (Pre-refunded to 12/01/05)


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.8%

        1,000   California Pollution Control Financing Authority, Pollution Control  12/02 at 102.00           AAA        1,029,940
                 Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102.00          Baa3        3,080,250
                 Refunding Revenue Bonds (Electric System Project),
                 6.500%, 9/01/22

        4,580   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00           AAA        4,889,196
                 Revenue Bonds, 2002 Series Q Refunding, 5.250%, 8/15/20

                                       28

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.5%

$       5,000   Culver City, California, Wastewater Facilities Refunding Revenue      9/09 at 102.00           AAA     $  5,407,299
                 Bonds, 1999 Series A, 5.700%, 9/01/29
-----------------------------------------------------------------------------------------------------------------------------------
$     118,055   Total Investments (cost $118,120,494) - 149.5%                                                          124,421,523
=============----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 1.8%

$       1,500   California Statewide Communities Development Authority,                                     VMIG-1        1,500,000
=============    Certificates of Participation (Northern California Retired
                 Officers Community), Variable Rate Demand Obligations,
                 1.750%, 6/01/26+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                        327,314
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.7)%                                                        (43,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 83,248,837
                ===================================================================================================================


               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       29


                            Nuveen California Dividend Advantage Municipal Fund (NAC)
                            Portfolio of
                                    Investments August 31, 2002
   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.5%

$       5,000   California Statewide Communities Development Authority,              11/09 at 102.00           N/R     $  5,144,100
                 Certificates of Participation (Pride Industries and Pride One,
                 Inc), 7.250%, 11/01/29

                Tobacco Securitization Authority of Northern California, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31                                                      6/11 at 100.00            A1        2,384,025
        4,500    5.375%, 6/01/41                                                      6/11 at 100.00            A1        4,170,060

        4,485   Tobacco Securitization Authority of Southern California, Tobacco      6/12 at 100.00            A1        4,523,795
                 Settlement Asset-Backed Bonds (San Diego County Tobacco
                 Asset Securitization Corporation), Senior Series 2001A,
                 5.250%, 6/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.4%

        3,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 100.00           AAA        3,309,690
                 Revenue Refunding Bonds (The Aquarium of the South Pacific),
                 5.500%, 11/01/17

          700   The Regents of the University of California, Certificates of          1/10 at 101.00           Aa2          730,583
                 Participation (San Diego Campus and Sacramento Projects),
                 2002 Series A, 5.250%, 1/01/22

        6,000   The Regents of the University of California, Multiple Purpose         9/08 at 101.00            AA        6,476,340
                 Projects Revenue Bonds, Series K, 5.000%, 9/01/12

                The Regents of the University of California, Multiple Purpose
                Projects Revenue Bonds, 2002 Series O:

       10,770    5.000%, 9/01/20                                                      9/10 at 101.00           AAA       11,189,384
       11,305    5.000%, 9/01/21                                                      9/10 at 101.00           AAA       11,659,751


-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.7%

        8,400   California Health Facilities Financing Authority, Kaiser             10/08 at 101.00             A        8,798,160
                 Permanente Revenue Bonds, Series 1998B, 5.250%, 10/01/14
                 (Optional put 10/01/08)

       15,000   California Health Facilities Financing Authority, Revenue Bonds      12/09 at 101.00            A3       16,058,100
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        6,000   California Statewide Communities Development Authority,                 No Opt. Call           AAA        6,187,680
                 Revenue Refunding Bonds (Sherman Oaks Project), Series 1998A,
                 5.000%, 8/01/22

        8,000   Central California Joint Powers Health Financing Authority,           2/10 at 101.00          BBB+        8,263,840
                 Certificates of Participation (Community Hospitals of Central
                 California Obligated Group Project), Series 2000,
                 6.000%, 2/01/30

       10,500   City of Duarte, California, Certificates of Participation (City       4/09 at 101.00           BBB       10,057,845
                 of Hope National Medical Center), Series 1999A,
                 5.250%, 4/01/31

        4,000   City of Upland, California, Certificates of Participation             1/04 at 102.00             A        4,151,000
                 (San Antonio Community Hospital), 1993 Series,
                 5.250%, 1/01/08

        2,500   City of Whittier, California, Health Facility Revenue Bonds           6/12 at 101.00            A-        2,546,125
                 (Presbyterian Intercommunity Hospital), Series 2002,
                 5.600%, 6/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.8%

       15,000   California Statewide Communities Development Authority,               7/08 at 101.00           BBB       15,882,150
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

       10,000   California Statewide Communities Development Authority,                 No Opt. Call          BBB+       10,530,200
                 Multifamily Housing Refunding Bonds (Archstone Pelican
                 Point Apartments - Archstone Communities Trust), Issue 1999H,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

        5,250   California Statewide Communities Development Authority,               8/12 at 105.00           Aaa        6,033,300
                 Housing Revenue Bonds (GNMA Collateralized - Crowne
                 Pointe Project Refunding), 2002 Series F, 6.750%, 8/20/37

        5,000   County of Contra Costa, California, Multifamily Housing               6/09 at 102.00           N/R        5,009,100
                 Revenue Bonds (Delta View Apartments), Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

                                       30

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$      15,000   Housing Authority of the County of San Bernardino, California,          No Opt. Call            A3     $ 15,221,550
                 Multifamily Housing Revenue Refunding Bonds (Equity
                 Residential/Redlands Lawn and Tennis Apartments),
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.2%

       36,040   California Housing Finance Agency, Single Family Mortgage              2/09 at 31.14           AAA        7,837,258
                 Bonds II, 1999 Series D2, 0.000%, 2/01/29 (Alternative
                 Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4%

        8,500   Riverside County Public Financing Authority, California,              5/09 at 101.00          BBB-        8,476,200
                 Certificates of Participation (Air Force Village West, Inc),
                 5.800%, 5/15/29


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.9%

        6,435   State of California, General Obligation Bonds, Series 2002              No Opt. Call           AAA        7,717,367
                 Refunding, 6.000%, 4/01/16

                Contra Costa Community College District, California, General
                Obligation Bonds, Series 2002:
        3,000    4.900%, 8/01/20                                                      8/12 at 100.00           AAA        3,091,680
        3,000    5.000%, 8/01/23                                                      8/12 at 100.00           AAA        3,050,340

       18,500   Los Angeles Unified School District, California, General              7/09 at 101.00           AAA       19,141,025
                 Obligation Bonds (Election of 1997), 1999 Series C,
                 5.250%, 7/01/24

       10,845   Los Angeles Unified School District, California, General              7/12 at 100.00           AAA       11,354,932
                 Obligation Bonds (Election of 1997), 2002 Series E,
                 5.000%, 7/01/19

        1,750   Oakland Unified School District, Alameda County, California,          8/08 at 101.00           AAA        1,805,423
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 38.4%

        8,665   Bonita Canyon Public Facilities Financing Authority, California,      9/02 at 103.00           N/R        8,353,667
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds, Series
                2001:
        1,110    5.375%, 11/01/18                                                    11/11 at 100.00           AAA        1,205,260
        1,165    5.375%, 11/01/19                                                    11/11 at 100.00           AAA        1,257,629

        2,000   Brentwood Infrastructure Financing Authority, California,             9/12 at 100.00           AAA        2,039,220
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24

        3,515   Dinuba Redevelopment Agency, California, Tax Allocation               9/11 at 102.00           AAA        3,596,197
                 Bonds (Redevelopment Project 2 Refunding), Series 2001,
                 4.875%, 9/01/21

        3,490   City of Fontana, California, Community Facilities District No. 2      9/08 at 102.00           AAA        3,737,999
                 Senior Special Tax Refunding Bonds (Village of Heritage),
                 1998 Series A, 5.250%, 9/01/17

        3,980   Garden Grove, California, Certificates of Participation (Financing    3/12 at 101.00           AAA        4,315,872
                 Project), Series 2002A, 5.500%, 3/01/22

        4,250   Mira Loma Area of Jurupa Community Services District,                 9/08 at 102.00           AAA        4,201,380
                 California, 1998 Special Tax Bonds (Community Facilities
                 District No. 1), 4.750%, 9/01/24 (Optional put 9/01/10)

        5,500   Los Angeles County, California, Certificates of Participation         9/08 at 101.00           AAA        5,475,030
                 (1998 Disney Parking Refunding Project), 4.750%, 3/01/23

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00           AAA        5,038,550
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Series 1998A Refunding, 5.000%, 7/01/23

       10,000   Los Angeles County Public Works Financing Authority,                 10/07 at 101.00            AA       10,441,200
                 California, Revenue Bonds (Los Angeles County Regional
                 Park and Open Space District), Series 1997A,
                 5.000%, 10/01/16

        9,200   Norco Redevelopment Agency, California, Project Area No. 1            3/11 at 102.00           AAA        9,656,320
                 Tax Allocation Bonds, Series 2001 Refunding, 5.000%, 3/01/19

        4,670   City of Oakland Joint Powers Financing Authority, California,           No Opt. Call           AAA        5,396,652
                 Lease Revenue Refunding Bonds (Oakland Convention
                 Centers), Series 2001, 5.500%, 10/01/14

        4,000   Orange County Local Transportation Authority, California,               No Opt. Call           AAA        4,610,680
                 Measure M Sales Tax Revenue Refunding Bonds, Limited Tax
                 Bonds, Second Senior Series 1997A, 5.700%, 2/15/08

                                       31

                            Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                                   Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,600   City of Palm Springs Financing Authority, California, Lease          11/11 at 101.00           AAA     $  5,746,776
                 Revenue Refunding Bonds (Convention Center Project),
                 Series 2001A, 5.000%, 11/01/22

        8,100   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00           AAA        8,879,058
                 Refunding Bonds (Paguay Redevelopment Project),
                 Series 2000, 5.750%, 6/15/33

        6,500   Puerto Rico Highway and Transportation Authority,                     7/12 at 100.00             A        6,740,825
                 Transportation Revenue Bonds, Series D, 5.375%, 7/01/36

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                  8/11 at 100.00           AAA        2,187,800
                 Appropriation Bonds, Series 2001A, 5.500%, 8/01/19

       10,215   Riverside County Public Financing Authority, California,                No Opt. Call           N/R       10,928,416
                 Reassessment Revenue Bonds (Rancho Village Project/AD
                 No. 159), Junior Lien 1999 Series B, 6.000%, 9/02/07

        2,500   City of Sacramento Financing Authority, California, Lease Revenue       No Opt. Call           AAA        2,772,125
                 Bonds, Series 1993A Refunding, 5.400%, 11/01/20

                City and County of San Francisco, California, Certificates of
                Participation (30 Van Ness Avenue Property), Series 2001A:
        1,205    4.600%, 9/01/18                                                      9/09 at 101.00           AAA        1,227,690
        1,260    4.700%, 9/01/19                                                      9/09 at 101.00           AAA        1,285,502
        1,340    4.750%, 9/01/20                                                      9/09 at 101.00           AAA        1,363,088
        1,400    4.800%, 9/01/21                                                      9/09 at 101.00           AAA        1,419,936

       25,060   Redevelopment Agency of the City of San Jose, California,             8/08 at 102.00             A       25,456,199
                 Tax Allocation Bonds (Merged Area Redevelopment Project),
                 Series 1998, 5.250%, 8/01/29


-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.8%

       21,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 101.00          BBB-       21,308,414
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 5.750%, 1/15/40

        8,515   Harbor Department of the City of Los Angeles, California,             8/11 at 100.00           AAA        9,092,658
                 Revenue Refunding Bonds, Series 2001B, 5.500%, 8/01/18
                 (Alternative Minimum Tax)

       23,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00           AAA       24,439,570
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   Airports Commission of the City and County of San Francisco,          5/06 at 101.00           AAA        5,184,100
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 13B, 5.625%, 5/01/21 (Alternative
                 Minimum Tax)

       23,275   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA       24,739,696
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 2.8%

        3,600   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA        4,207,464
                 Obligation Bonds (Election of 1997), Series 2000D,
                 5.625%, 7/01/14 (Pre-refunded to 7/01/10)

        5,000   Commonwealth of Puerto Rico, General Obligation Public                7/10 at 100.00           AAA        5,748,300
                 Improvement Bonds of 2000, 5.750%, 7/01/16
                 (Pre-refunded to 7/01/10)


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.1%

        7,000   Department of Water and Power of Los Angeles, California,             7/11 at 100.00           AAA        7,371,000
                 Power System Revenue Bonds, 2001 Series A1, 5.250%, 7/01/21

        8,370   Department of Water and Power of Los Angeles, California,             7/11 at 100.00           AAA        9,002,856
                 Power System Revenue Refunding Bonds, Series 2001-A2,
                 5.375%, 7/01/19

       10,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102.00          Baa3       10,280,500
                 Refunding Revenue Bonds (Electric System Project),
                 6.750%, 9/01/31

        5,630   Southern California Public Power Authority, Transmission Project      7/12 at 100.00           AAA        5,765,289
                 Revenue Bonds (Southern Transmission Project), 2002A
                 Subordinate Refunding Series, 4.750%, 7/01/19

                                       32

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.1%

$      11,000   California Department of Water Resources, Central Valley             12/11 at 100.00           AAA     $ 11,554,180
                 Project Water System Revenue Bonds, Series 2001W,
                 5.250%, 12/01/22

       14,000   Orange County Water District, California, Revenue Certificates        8/09 at 101.00            AA       14,512,959
                 of Participation, Series 1999A, 5.375%, 8/15/29

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00           N/R        8,309,977
                 2001 Series A, 6.250%, 12/01/32

        5,115   Public Utilities Commission of the City and County of                11/12 at 100.00           AAA        5,400,672
                 San Francisco, California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18
-----------------------------------------------------------------------------------------------------------------------------------
$     531,610   Total Investments (cost $500,216,112) - 147.1%                                                          525,051,709
=============----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      6,769,425
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.0)%                                                       (175,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $356,821,134
                ===================================================================================================================

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       33


                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
                            Portfolio of
                                    Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.6%

$       4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00            A1     $  4,573,801
                 Settlement Asset-Backed Bonds (Stanislaus County Tobacco
                 Funding Corporation), Series 2002A, 5.500%, 6/01/33

        3,000   Tobacco Securitization Authority of Northern California,              6/11 at 100.00            A1        2,780,040
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.375%, 6/01/41

        2,800   Tobacco Securitization Authority of Southern California, Tobacco      6/12 at 100.00             A        2,673,944
                 Settlement Asset-Backed Bonds (San Diego County Tobacco
                 Asset Securitization Corporation), Senior Series 2001A,
                 5.500%, 6/01/36


-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.7%

        5,000   California Educational Facilities Authority, Revenue Bonds            6/11 at 101.00           AAA        5,179,500
                 (Stanford University), Series Q, 5.250%, 12/01/32

       15,000   California Educational Facilities Authority, Student Loan             3/08 at 102.00           Aaa       15,548,100
                 Revenue Bonds (California Loan Program), Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax)

        9,000   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00           AAA        9,311,310
                 Refunding Bonds (The Aquarium of the South Pacific),
                 5.250%, 11/01/30


-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.2%

        5,000   California Health Facilities Financing Authority, Kaiser              5/03 at 102.00             A        5,042,550
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        7,000   California Infrastructure and Economic Development Bank,              8/11 at 102.00             A        7,170,730
                 Revenue Bonds (Kaiser Hospital Assistance I-LLC), Series 2001A,
                 5.550%, 8/01/31

        6,000   California Statewide Communities Development Authority,                 No Opt. Call           AAA        6,187,680
                 Revenue Refunding Bonds (Sherman Oaks Project),
                 Series 1998A, 5.000%, 8/01/22

        5,355   California Statewide Communities Development Authority,                 No Opt. Call             A        5,532,465
                 Kaiser Permanente Revenue Bonds, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        3,000   Central California Joint Powers Health Financing Authority,           2/10 at 101.00          BBB+        3,098,940
                 Certificates of Participation (Community Hospitals of Central
                 California Obligated Group Project), Series 2000,
                 6.000%, 2/01/30

        2,500   City of Torrance, California, Revenue Bonds (Torrance                 6/11 at 101.00            A+        2,544,150
                 Memorial Medical Center), Series 2001A, 5.500%, 6/01/31

        1,500   City of Whittier, California, Health Facility Revenue Bonds           6/12 at 101.00            A-        1,527,675
                 (Presbyterian Intercommunity Hospital), Series 2002,
                 5.600%, 6/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.0%

        5,962   California Statewide Communities Development Authority,               6/11 at 102.00           AAA        6,391,741
                 Multifamily Housing Revenue Refunding Bonds (Claremont
                 Village Apartments), Series 2001D, 5.500%, 6/01/31
                 (Alternative Minimum Tax) (Mandatory put 6/01/16)

        3,500   California Statewide Communities Development Authority,               8/12 at 105.00           Aaa        4,022,200
                 Housing Revenue Bonds (GNMA Collateralized - Crowne
                 Pointe Project Refunding), 2002 Series F, 6.750%, 8/20/37

        4,650   Redevelopment Agency of the City and County of San                   10/11 at 100.00           Aaa        4,863,714
                 Francisco, California, Multifamily Housing Revenue Bonds
                 (GNMA Collateralized - Kokoro Assisted Living Facility),
                 2001 Series A, 5.675%, 4/20/43


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.8%

        5,865   California Rural Home Mortgage Financing Authority, Single            6/11 at 102.00           AAA        6,069,982
                 Family Mortgage Revenue Bonds (Mortgage-Backed
                 Securities Program), 2001 Series A, 5.650%, 12/01/31
                 (Alternative Minimum Tax)

                                       34

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 30.3%

$       9,000   State of California, Veterans General Obligation Bonds,               6/06 at 101.00           AAA     $  9,224,370
                 Series BV, 5.600%, 12/01/32

        3,615   Colton Joint Unified School District, San Bernardino County,          8/12 at 102.00           AAA        3,950,797
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22

                Contra Costa Community College District, California, General
                Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21                                                      8/12 at 100.00           AAA        3,098,546
        3,300    5.000%, 8/01/22                                                      8/12 at 100.00           AAA        3,378,969

        8,330   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA        8,675,112
                 Obligation Bonds (Election of 1997), Series 2000D,
                 5.375%, 7/01/25

       10,840   Los Angeles Unified School District, California, General              7/12 at 100.00           AAA       11,349,697
                 Obligation Bonds (Election of 1997), 2002 Series E,
                 5.000%, 7/01/19

       14,190   City of San Jose, California, General Obligation Bonds                9/11 at 100.00           AA+       14,394,336
                 (Libraries and Parks Projects), Series 2001, 5.125%, 9/01/31

        4,050   City of Santa Rosa High School District, Sonoma County,               5/11 at 101.00           AAA        4,220,505
                 California, General Obligation Bonds, Series 2001,
                 5.300%, 5/01/26

        7,600   Southwestern Community College District, San Diego County,            8/11 at 101.00           AAA        7,981,140
                 California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 40.9%

        9,000   Anitoch Area Public Facilities Financing Authority, California,       8/11 at 100.00           AAA        9,327,060
                 Special Tax Bonds (Community Facilities District No.
                 1989-1), Series 2001, 5.250%, 8/01/25

        4,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00            A-        4,127,720
                 Mobile Home Park Revenue Bonds (Franciscan Mobile
                 Home Park), Series 2002A, 5.850%, 12/15/32

        4,845   City of Encinitas Public Financing Authority, California, Lease       4/08 at 102.00           AAA        4,980,515
                 Revenue Bonds (Acquisition Project), Series 2001A,
                 5.250%, 4/01/31

        5,000   Industry Urban Development Agency, California, Tax Allocation         5/07 at 101.50           AAA        5,318,050
                 Refunding Bonds (Civic, Recreational and Industrial
                 Redevelopment Project No. 1), Series 2002, 5.500%, 5/01/19

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00           AAA        8,061,680
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Series 1998A Refunding, 5.000%, 7/01/23

        3,300   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00             A        3,422,265
                 Revenue Bonds, Series D, 5.375%, 7/01/36

        4,400   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call          BBB+        5,073,860
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        9,000   Redevelopment Agency for the County of Riverside, California,        10/11 at 102.00           AAA        9,286,830
                 2001 Tax Allocation Bonds (Jurupa Valley Project Area),
                 5.250%, 10/01/35

                Santa Clara Valley Transportation Authority, California, Sales
                Tax Revenue Bonds, Series 2001A:
       16,090    5.000%, 6/01/25                                                      6/11 at 100.00           AAA       16,242,051
       15,345    5.000%, 6/01/26                                                      6/11 at 100.00           AAA       15,479,269

        3,045   Redevelopment Agency of the City of Yucaipa, California,              5/11 at 102.00           N/R        3,081,601
                 Mobile Home Park Revenue Bonds (Rancho del Sol and
                 Grandview), Series 2001A, 6.750%, 5/15/36

        5,600   Community Facilities District No. 98-1, Chapman Heights,              9/09 at 102.00           N/R        5,348,672
                 City of Yucaipa, County of San Bernardino, California,
                 1998 Special Tax Bonds, 6.000%, 9/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.2%

        5,500   California Statewide Communities Development Authority,              10/11 at 100.00            Ca        1,210,495
                 Special Facility Revenue Bonds (United Air Lines, Inc. - Los
                 Angeles International Airport Cargo Projects), Series 2001,
                 6.250%, 10/01/35 (Alternative Minimum Tax)

        3,840   Sacramento-Yolo Port District, Counties of Sacramento and             7/08 at 101.00          Baa2        3,960,269
                 Yolo, California, Port Facilities Refunding and Improvement
                 Revenue Bonds, Series 2001, 5.125%, 7/01/14

                                       35


                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                                   Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       6,100   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA     $  6,203,639
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 26A, 5.250%, 5/01/30 (Alternative
                 Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,          5/12 at 100.00           AAA        2,109,200
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 28A, 5.250%, 5/01/17
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.9%

        5,000   California Pollution Control Financing Authority, Pollution           4/11 at 102.00           AAA        5,330,700
                 Control Refunding Revenue Bonds (Pacific Gas and Electric
                 Company), 1996A Remarketed, 5.350%, 12/01/16
                 (Alternative Minimum Tax)

        1,000   Merced Irrigation District, California, 2002 Revenue Certificates     9/05 at 103.00          Baa3        1,021,360
                 of Participation (Electric System Project), 6.500%, 9/01/34

       26,000   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00           AAA       26,195,520
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28


-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.5%

       15,000   East Bay Municipal Utility District, Alameda and Contra Costa         6/11 at 100.00           AAA       15,131,249
                 Counties, California, Water System Subordinated Revenue
                 Bonds, Series 2001, 5.000%, 6/01/26

        5,375   Public Utilities Commission of the City and County of San            11/12 at 100.00           AAA        5,634,558
                 Francisco, California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/19
-----------------------------------------------------------------------------------------------------------------------------------
$     311,127   Total Investments (cost $307,649,507) - 144.1%                                                          315,338,557
=============----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 4.3%

$       9,500   California Health Facilities Financing Authority, Revenue Bonds                             VMIG-1        9,500,000
=============    (Adventist Health System West), Series 2002A, Variable Rate
                 Demand Obligations, 1.750%, 9/01/25+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      3,975,826
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.3)%                                                       (110,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $218,814,383
                ===================================================================================================================


               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       36

                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
                            Portfolio of
                                    Investments August 31, 2002
   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.4%

$       4,715   California Pollution Control Financing Authority, Solid Waste           No Opt. Call           BBB     $  4,770,496
                 Disposal Revenue Bonds (Waste Management Inc. Project),
                 Series 2002B, 4.450%, 7/01/27 (Alternative Minimum Tax)
                 (Mandatory put 7/01/05)


-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4%

       11,240   California County Tobacco Securitization Agency, Merced               6/12 at 100.00            A1       11,115,573
                 County, Tobacco Settlement Asset-Backed Bonds (Tobacco
                 Funding Corporation), Series 2002A, 5.500%, 6/01/33

        4,200   Tobacco Securitization Authority of Southern California, Tobacco      6/12 at 100.00             A        4,010,916
                 Settlement Asset-Backed Bonds (San Diego County Tobacco
                 Asset Securitization Corporation), Senior Series 2001A,
                 5.500%, 6/01/36


-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.5%

        9,000   California Educational Facilities Authority, Student Loan             3/08 at 102.00           Aaa        9,328,860
                 Revenue Bonds (California Loan Program), Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax)

        5,000   San Diego State University Foundation, California, Auxiliary          3/12 at 100.00           AAA        5,022,150
                 Organization Revenue Bonds, Series 2002A, 5.000%, 3/01/37

        7,595   San Francisco State University Foundation Inc., California,           9/11 at 100.00           AAA        7,669,431
                 Auxiliary Organization Revenue Bonds (Student Housing),
                 Series 2001, 5.000%, 9/01/26

        2,990   The Regents of the University of California, Multiple Purpose         9/08 at 101.00            AA        3,016,491
                 Projects Revenue Bonds, Series K, 5.000%, 9/01/23

        8,720   The Regents of the University of California, Multiple Purpose         9/09 at 101.00           AAA        8,858,299
                 Projects Revenue Bonds, Series 2001M, 5.125%, 9/01/30

                The Regents of the University of California, Research Facilities
                Revenue Bonds, 2001 Series E:
        3,820    5.000%, 9/01/26                                                      9/09 at 101.00           AAA        3,843,378
        5,360    5.000%, 9/01/27                                                      9/09 at 101.00           AAA        5,403,309


-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.0%

        6,650   California Health Facilities Financing Authority, Revenue            11/08 at 101.00           AAA        6,665,029
                 Bonds (USCF - Stanford Healthcare), 1998 Series A,
                 5.000%, 11/15/31

                California Health Facilities Financing Authority, Revenue
                Bonds (Casa Colina Inc.), Series 2001:
        4,000    6.000%, 4/01/22                                                      4/12 at 100.00          BBB+        4,103,800
        2,000    6.125%, 4/01/32                                                      4/12 at 100.00          BBB+        2,049,380

       10,550   California Health Facilities Financing Authority, Kaiser              5/03 at 102.00             A       10,639,781
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        9,000   California Infrastructure and Economic Development Bank,              8/11 at 102.00             A        9,219,510
                 Revenue Bonds (Kaiser Hospital Assistance I-LLC),
                 Series 2001A, 5.550%, 8/01/31

        7,665   California State Communities Development Authority,                  11/09 at 102.00            A+        7,973,900
                 Insured Mortgage Hospital Revenue Bonds (Mission
                 Community Hospital), Series 2001, 5.375%, 11/01/21

        1,740   Central California Joint Powers Health Financing Authority,           2/10 at 101.00          BBB+        1,797,385
                 Certificates of Participation (Community Hospitals of Central
                 California Obligated Group Project), Series 2000,
                 6.000%, 2/01/30

        2,500   City of Whittier, California, Health Facility Revenue Bonds           6/12 at 101.00            A-        2,546,125
                  (Presbyterian Intercommunity Hospital), Series 2002,
                  5.600%, 6/01/22

                                       37

                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                                  Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.2%

$       5,250   California Statewide Communities Development Authority,               8/12 at 105.00           Aaa     $  6,033,300
                 Housing Revenue Bonds (GNMA Collateralized - Crowne
                 Pointe Project Refunding), 2002 Series F, 6.750%, 8/20/37

        3,610   Housing Authority of the County of San Bernardino, California,       11/11 at 105.00           Aaa        4,157,565
                 Multifamily Mortgage Revenue Bonds (GNMA Collateralized -
                 Pacific Palms Mobile Home Park), Series 2001A, 6.700%, 12/20/41

                San Jose, California, Multifamily Housing Revenue Bonds (GNMA
                Mortgage-Backed Securities Program - Lenzen Housing), Series
                2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                            8/11 at 102.00           AAA        1,282,338
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                            8/11 at 102.00           AAA        2,954,592


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.3%

        3,000   California Housing Finance Agency, Home Mortgage                      2/08 at 101.50           AAA        3,084,390
                 Revenue Bonds, Series 1998B, 5.150%, 2/01/18
                 (Alternative Minimum Tax)

       25,325   California Housing Finance Agency, Home Mortgage                       8/11 at 30.72           AAA        4,732,989
                 Revenue Bonds, Series 2001T, 0.000%, 8/01/32
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.8%

                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds (Aldersly), 2002 Series A:

        1,500    5.125%, 3/01/22 (WI, settling 9/25/02)                               3/12 at 101.00            A+        1,486,305
        1,315    5.250%, 3/01/32 (WI, settling 9/25/02)                               3/12 at 101.00            A+        1,301,850


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.7%

        8,500   State of California, Veterans General Obligation Welfare             12/03 at 102.00           AA-        8,634,300
                 Bonds, Series 1997BH, 5.500%, 12/01/18 (Alternative
                 Minimum Tax)

        7,165   State of California, Veterans General Obligation Bonds,              12/06 at 102.00           AA-        7,401,015
                 Series BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)

        9,335   State of California, General Obligation Bonds, Series 2002,             No Opt. Call           AAA       11,178,102
                 6.000%, 2/01/16

       15,000   State of California, Various Purpose General Obligation Bonds,       11/11 at 100.00           AAA       15,103,200
                 Series 2001, 5.000%, 11/01/30

       14,300   State of California, Veterans General Obligation Bonds,               6/07 at 101.00           AAA       14,534,234
                 2001 Series BZ, 5.350%, 12/01/21 (Alternative Minimum Tax)

        5,000   Cupertino Union School District, Santa Clara County, California,      8/11 at 100.00           AAA        4,912,100
                 General Obligation Bonds, Series 2001A, 4.750%, 8/01/26

       15,135   Newport-Mesa Unified School District, Orange County,                  8/11 at 101.00           Aaa       14,868,927
                 California, General Obligation Bonds (Election of 2000),
                 Series 2001, 4.750%, 8/01/26

        3,000   Pasadena Unified School District, Los Angeles County,                11/11 at 101.00           AAA        2,951,070
                 California, General Obligation Bonds (Election of 1997),
                 Series 2001C, 4.750%, 11/01/26

        3,000   Commonwealth of Puerto Rico, Public Improvement General               7/11 at 100.00           AAA        3,050,160
                 Obligation Bonds, Refunding Series 2001, 5.000%, 7/01/24

        5,000   Riverside Unified School District, Riverside County, California,      2/12 at 101.00           AAA        5,049,550
                 General Obligation Bonds, Series 2002A, 5.000%, 2/01/27

       10,810   San Diego Unified School District, San Diego County, California,      7/11 at 102.00           AAA       10,921,992
                 General Obligation Bonds (Election of 1998), Series 2001C,
                 5.000%, 7/01/26

        4,000   San Diego Unified School District, San Diego County, California,      7/12 at 101.00           AAA        4,263,520
                 General Obligation Bonds (Election of 1998), Series 2002D,
                 5.250%, 7/01/21 (WI, settling 9/12/02)


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 50.5%

        4,000   Beaumont Financing Authority, California, Local Agency Revenue        9/12 at 102.00           N/R        4,003,240
                 Bonds, Series 2002A, 6.750%, 9/01/25

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds, Series
                2001:
        7,135    5.000%, 11/01/25                                                    11/11 at 100.00           AAA        7,205,066
        6,955    5.000%, 11/01/31                                                    11/11 at 100.00           AAA        6,997,773

        4,510   State Public Works Board of the State of California, Lease           12/11 at 102.00           AAA        4,527,003
                 Revenue Bonds (Department of Mental Health, Hospital
                 Addition), Series 2001A, 5.000%, 12/01/26

                                       38

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$      15,000   State Public Works Board of the State of California, Lease            3/12 at 100.00           AAA     $ 15,103,800
                 Revenue Bonds (Department of General Services),
                 Series 2002B, 5.000%, 3/01/27

        1,270   Coalinga Public Financing Authority, California, Local                  No Opt. Call           AAA        1,514,907
                 Obligation Revenue Refunding Bonds, Senior Lien Series A,
                 6.000%, 9/15/18

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00            A-        2,065,200
                 Mobile Home Park Revenue Bonds (Franciscan Mobile Home
                 Park), Series 2002A, 5.800%, 12/15/25

        6,755   Dinuba Redevelopment Agency, California, Tax Allocation               9/11 at 102.00           AAA        6,774,860
                 Bonds (Redevelopment Project 2 Refunding), Series 2001,
                 5.000%, 9/01/31

        1,000   Fullerton, California, Community Facilities District No. 001          9/12 at 100.00           N/R        1,009,160
                 Special Tax Bonds (Amerige Heights), Series 2002,
                 6.100%, 9/01/22

        7,945   La Quinta Redevelopment Agency, California, Project Area              9/11 at 102.00           AAA        8,068,783
                 No. 1 Tax Allocation Bonds, Series 2001, 5.100%, 9/01/31

        5,425   Lodi, California, Certificates of Participation (Public Improvement  10/12 at 100.00           AAA        5,473,988
                 Financing Project), Series 2002, 5.000%, 10/01/26

       14,410   Los Angeles Unified School District, California, Certificates        10/11 at 100.00           AAA       14,487,814
                 of Participation (Administration Building Project), Series 2001B,
                 5.000%, 10/01/31

       13,515   Norco Redevelopment Agency, California, Project Area No. 1            3/11 at 102.00           AAA       13,756,783
                 Tax Allocation Bonds, Series 2001 Refunding,
                 5.125%, 3/01/30

        4,520   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00           AAA        4,574,873
                 Revenue Bonds (Capital Projects), Series 2001,
                 5.000%, 8/01/24

       11,165   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00           AAA       11,355,252
                 Revenue Bonds (Project Area No. 1), Series 2002 Refunding,
                 5.100%, 4/01/30

        5,000   Pomona Public Financing Authority, California, Revenue Bonds          2/11 at 100.00           AAA        5,028,150
                 (Merged Redevelopment Projects Refunding), Series 2001AD,
                 5.000%, 2/01/27

        2,925   Pomona Valley Educational Joint Power Authority, California,          8/09 at 102.00           AAA        2,924,883
                 Lease Revenue Bonds (Pomona Unified School District
                 Financing), Series 2001, 4.875%, 8/01/26

        6,500   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00             A        6,740,825
                 Revenue Bonds, Series D, 5.375%, 7/01/36

        4,400   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call          BBB+        5,073,860
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        2,385   City of San Buenaventura Public Facilities Financing Authority,       2/11 at 101.00           AAA        2,358,050
                 California, 2001 Certificates of Participation, Series C,
                 4.750%, 2/01/24

       14,505   City of San Diego Redevelopment Agency, California,                   9/11 at 101.00           AAA       14,658,028
                 Subordinate Tax Allocation Bonds (Centre City Redevelopment
                 Project), Series 2001A, 5.000%, 9/01/26

        5,805   City and County of San Francisco, California, Certificates of         9/09 at 101.00           AAA        5,836,347
                 Participation (30 Van Ness Avenue Property), Series 2001A,
                 5.000%, 9/01/31

        8,725   San Francisco Bay Area Rapid Transit District, California, Sales      7/11 at 100.00           AAA        8,801,955
                 Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26

       10,000   San Diego Redevelopment Agency, California, Merged Area               8/10 at 101.00           AAA       10,080,500
                 Redevelopment Project Tax Allocation Bonds, Series 2002,
                 5.000%, 8/01/27

        2,115   San Marcos Public Facilities Authority, California, Special Tax       9/07 at 102.00           N/R        2,127,225
                 Revenue Bonds, Series 2002, 6.300%, 9/01/20

        1,595   Santa Clara Valley Transportation Authority, California, Sales        6/11 at 100.00           AAA        1,629,468
                 Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/22

        2,500   Yucaipa-Calimesa Joint Union School District, San Bernardino         10/11 at 100.00           AAA        2,518,950
                 County, California, General Obligation Bonds, Series 2001A
                 Refunding, 5.000%, 10/01/26

                                       39

                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                                   Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.7%

$       1,500   Port of Oakland, California, Refunding Revenue Bonds,                11/07 at 102.00           AAA     $  1,615,605
                 1997 Series I, 5.600%, 11/01/19

        1,420   Airports Commission of the City and County of San Francisco,          5/09 at 101.00           AAA        1,438,744
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 23B, 5.125%, 5/01/30

        6,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA        6,029,280
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 26B, 5.000%, 5/01/30

       10,350   Airports Commission of the City and County of San Francisco,          5/11 at 100.00           AAA       10,547,685
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 27A, 5.250%, 5/01/26
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.8%

       15,000   Anaheim Public Financing Authority, California, Revenue Bonds        10/12 at 100.00           AAA       15,099,750
                 (Electric System Distribution Facilities), Series 2002A,
                 5.000%, 10/01/31

        1,600   Merced Irrigation District, California, 2002 Revenue Certificates     9/05 at 103.00          Baa3        1,634,176
                 of Participation (Electric System Project), 6.500%, 9/01/34

        7,790   Modesto Irrigation District, California, Certificates of              1/12 at 100.00           AAA        7,832,767
                 Participation (Capital Improvements), Series 2001A,
                 5.000%, 7/01/31

        2,250   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00           AAA        2,278,013
                 Bonds, Series 2002, 5.125%, 8/01/22 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.9%

        7,000   Carmichael Water District, Sacramento County, California,             9/09 at 102.00           AAA        7,100,800
                 1999 Water Revenue Certificates of Participation,
                 5.125%, 9/01/29

        6,900   Contra Costa Water District, Contra Costa County, California,        10/11 at 100.00           AAA        6,459,021
                 Water Revenue Refunding Bonds, Series K, 4.500%, 10/01/31

                Department of Water and Power of the City of Los Angeles,
                California, Waterworks Revenue Bonds, Series 2001A Refunding:
       18,000    5.125%, 7/01/41                                                      7/11 at 100.00            AA       18,124,560
       12,000    5.125%, 7/01/41                                                      7/11 at 100.00           AAA       12,117,239

        7,000   The Metropolitan Water District of Southern California, Water         1/08 at 101.00            AA        7,002,939
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37

        2,475   The Metropolitan Water District of Southern California,               7/08 at 101.00            AA        2,473,267
                 Water Revenue Refunding Bonds, 1998 Series A, 4.750%, 7/01/22

        1,600   Sunnyvale Financing Authority, California, Water and                 10/11 at 100.00           AAA        1,614,479
                 Wastewater Revenue Bonds, Series 2001, 5.000%, 10/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$     524,065   Total Investments (cost $503,339,552) - 148.2%                                                          512,000,380
=============----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 2.3%

$       8,000   California Statewide Communities Development Authority,                                     VMIG-1        8,000,000
=============    Certificates of Participation (Northern California Retired
                 Officers Community), Variable Rate Demand Obligations,
                 1.750%, 6/01/26+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.6%                                                                     12,469,581
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.1)%                                                       (187,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $345,469,961
                ===================================================================================================================


               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       40


                            Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
                            Portfolio of
                                      Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.1%

$       3,070   California Educational Facilities Authority, Revenue Bonds            3/09 at 101.00           Aa3     $  3,252,726
                 (Claremont University Center), Series 1999B, 5.250%, 3/01/18

        1,675   California Educational Facilities Authority, Revenue Bonds           10/12 at 100.00            A2        1,719,136
                 (University of San Diego), Series 2002A, 5.250%, 10/01/30

        9,000   Trustees of the California State University, Systemwide              11/12 at 100.00           AAA        9,178,110
                 Revenue Bonds, Series 2002A, 5.125%, 11/01/26

        9,000   The Regents of the University of California, Multiple Purpose         9/08 at 101.00            AA        9,229,410
                 Project Revenue Bonds, Series K, 5.300%, 9/01/30


-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.0%

        5,000   ABAG Financing Authority for Nonprofit Corporations,                  4/12 at 100.00            A+        5,178,650
                 California, Insured Revenue Bonds (Sansum-Santa Barbara
                 Medical Foundation Clinic), Series 2002A, 5.600%, 4/01/26

        4,000   California Statewide Communities Development Authority,                 No Opt. Call           AAA        4,125,120
                 Revenue Refunding Bonds (Sherman Oaks Project),
                 Series 1998A, 5.000%, 8/01/22

        2,145   California Statewide Communities Development Authority,                 No Opt. Call             A        2,216,085
                 Kaiser Permanente Revenue Bonds, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.9%

        1,905   City of Los Angeles, California, Multifamily Housing Revenue          7/11 at 102.00           AAA        1,998,135
                 Bonds (GNMA Mortgage-Backed Securities Program - Park
                 Plaza West Senior Apartments Project), Series 2001B,
                 5.300%, 1/20/21 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.0%

       11,500   California Housing Finance Agency, Home Mortgage Revenue              2/09 at 101.50           AAA       11,655,710
                 Bonds, Series 1998E, 5.250%, 2/01/33 (Alternative
                 Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 41.4%

        5,920   Cajon Valley Union School District, San Diego County,                 8/10 at 102.00           AAA        6,013,654
                 California, General Obligation Bonds, Series 2002B,
                 5.125%, 8/01/32

        9,000   State of California, General Obligation Bonds, Series 2002            2/12 at 100.00           AAA        9,192,960
                 Refunding, 5.000%, 2/01/22

        1,500   Centinela Valley Union High School District, Los Angeles                No Opt. Call           AAA        1,595,355
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26

        2,500   Chaffee Joint Union High School District, San Bernardino              5/12 at 101.00           AAA        2,524,150
                 County, California, General Obligation Bonds (Election of 1998),
                 Series 2002C, 5.000%, 5/01/27

       10,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00           AAA       10,112,900
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25

        2,070   Fresno Unified School District, Fresno County, California,            8/10 at 102.00           AAA        2,115,147
                 General Obligation Bonds (Election of 1995), Series 2002G,
                 5.125%, 8/01/26

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds (Election of 2001), Series 2002B:
        1,135    5.125%, 8/01/23                                                      8/10 at 102.00           AAA        1,168,766
        1,190    5.125%, 8/01/24                                                      8/10 at 102.00           AAA        1,220,666
        1,245    5.125%, 8/01/25                                                      8/10 at 102.00           AAA        1,273,137
        1,255    5.125%, 8/01/26                                                      8/10 at 102.00           AAA        1,282,372

                                       41

                            Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                                   Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       6,805   Long Beach Unified School District, Los Angeles County,               8/10 at 101.00           Aaa     $  6,846,102
                 California, General Obligation Bonds (Election of 1999),
                 Series 2002D, 5.000%, 8/01/31

        5,000   Los Angeles Unified School District, California, General              7/12 at 100.00           AAA        5,096,400
                 Obligation Bonds (Election of 1997), 2002 Series E,
                 5.125%, 1/01/27

        7,000   Los Gatos Joint Union High School District, California,               6/12 at 101.00           AAA        7,067,340
                 General Obligation Bonds (Election of 1998), Series 2002C,
                 5.000%, 6/01/27

        7,355   Mount San Antonio Community College District, Los Angeles             5/12 at 101.00           AAA        7,426,049
                 County, California, General Obligation Bonds, Series 2002A,
                 5.000%, 5/01/27

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00           AAA        2,649,625
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21

        3,300   Peralta Community College District, Alameda County,                   8/09 at 102.00           AAA        3,319,932
                 California, General Obligation Bonds (Election of 2000),
                 Series A, 5.000%, 8/01/31

        3,250   San Diego Unified School District, San Diego County,                  7/11 at 102.00           AAA        3,333,233
                 California, General Obligation Bonds (Election of 1998),
                 Series 2001C, 5.000%, 7/01/22

        4,000   San Diego Unified School District, San Diego County,                  7/12 at 101.00           AAA        4,293,280
                 California, General Obligation Bonds (Election of 1998),
                 Series 2002D, 5.250%, 7/01/20 (WI, settling 9/12/02)

        3,500   San Mateo County Community College District, California,              9/12 at 100.00           AAA        3,534,300
                 General Obligation Bonds, Series 2002A, 5.000%, 9/01/26

        2,980   Santa Clarita Community College District, Los Angeles                 8/11 at 101.00           AAA        3,037,931
                 County, California, General Obligation Bonds, Series 2002,
                 5.125%, 8/01/26

        2,460   Vacaville Unified School District, Solano County, California,         8/11 at 101.00           AAA        2,483,862
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/26

       10,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00           AAA       10,167,800
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 48.0%

        6,895   Brea Olinda Unified School District, Orange County, California,       8/11 at 101.00           AAA        7,029,039
                 Certificates of Participation, Series 2002A Refunding,
                 5.125%, 8/01/26

        6,000   Chula Vista, California, Certificates of Participation,               8/12 at 101.00           AAA        6,050,760
                 Series 2002, 5.000%, 8/01/29

        3,145   Culver City Redevelopment Agency, California, Redevelopment           5/11 at 101.00           AAA        3,207,271
                 Project Tax Allocation Bonds, Series 2002A, 5.125%, 11/01/25

        1,020   Desert Sands Unified School District, Riverside County,               3/12 at 101.00           AAA        1,061,708
                 California, Certificates of Participation, Series 2002 Refunding,
                 5.000%, 3/01/20

        8,720   City of El Monte, California, Certificates of Participation           1/11 at 100.00           AAA        8,931,373
                 (Department of Public Services Facility Phase II), Senior Lien
                 Series 2001, 5.000%, 1/01/21

        6,615   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call           AAA        7,051,524
                 Refunding Bonds (Merged Redevelopment Project),
                 Series 1998A, 5.250%, 5/01/23

        5,500   La Quinta Redevelopment Agency, California, Project Area              9/11 at 102.00           AAA        5,585,690
                 No. 1 Tax Allocation Bonds, Series 2001, 5.100%, 9/01/31

                La Quinta Redevelopment Agency, California, Project Area
                No. 1 Tax Allocation Bonds, Series 2002:
        3,400    5.000%, 9/01/22                                                      9/12 at 102.00           AAA        3,494,316
        6,500    5.125%, 9/01/32                                                      9/12 at 102.00           AAA        6,618,495

        7,000   City of Los Angeles, California, Certificates of Participation        4/12 at 100.00           AAA        7,197,610
                 (Real Property Acquisition Program), Series 2002,
                 5.200%, 4/01/27

                                       42

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,000   Los Angeles Unified School District, California, Certificates of     10/11 at 100.00           AAA     $  3,016,200
                 Participation (Administration Building Project), Series 2001B,
                 5.000%, 10/01/31

        4,250   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00           AAA        4,282,768
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Series 1998A Refunding, 5.000%, 7/01/23

       12,605   Los Angeles County Metropolitan Transportation Authority,             7/11 at 101.00           AAA       12,667,395
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2001A, 5.000%, 7/01/31

        8,470   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00           AAA        8,716,477
                 Revenue Bonds (Capital Projects), Series 2001, 5.200%, 8/01/29

        5,000   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00           AAA        5,059,050
                 Revenue Bonds (Project Area No. 1), Series 2002 Refunding,
                 5.000%, 4/01/25

        6,000   Sacramento City Financing Authority, California, Revenue Bonds       12/12 at 100.00           AAA        6,049,860
                 (City Hall and Redevelopment Projects), 2002 Series A,
                 5.000%, 12/01/28

        3,175   City of San Buenaventura Public Facilities Financing Authority,       2/11 at 101.00           AAA        3,286,982
                 California, 2001 Certificates of Participation, Series C,
                 5.250%, 2/01/31

        5,095   San Francisco Bay Area Rapid Transit District, California,            7/11 at 100.00           AAA        5,162,560
                 Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36

        4,000   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00           AAA        4,175,320
                 Bonds (Convention Center Project Refunding), Series 2001F,
                 5.000%, 9/01/19

        2,160   Temecula Redevelopment Agency, California, Tax Allocation             8/08 at 102.00           AAA        2,187,670
                 Revenue Bonds (Temecula Redevelopment Project No. 1),
                 Series 2002, 5.125%, 8/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 24.8%

                Anaheim Public Financing Authority, California, Revenue Bonds
                (Electric System Distribution Facilities), Series 2002A:
        9,000    5.000%, 10/01/27                                                    10/12 at 100.00           AAA        9,077,670
       20,000    5.000%, 10/01/31                                                    10/12 at 100.00           AAA       20,133,000

       10,000   California Pollution Control Financing Authority, Pollution Control   4/11 at 102.00           AAA       10,661,400
                 Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 Series 1996A Remarketed, 5.350%, 12/01/16
                 (Alternative Minimum Tax)

        6,000   Northern California Power Agency, Hydroelectric Project               7/08 at 101.00           AAA        6,125,700
                 Number One Revenue Bonds, 1998 Refunding Series A,
                 5.200%, 7/01/32

        5,500   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00           AAA        5,541,360
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28

        5,630   Southern California Public Power Authority, Transmission              7/12 at 100.00           AAA        5,765,289
                 Project Revenue Bonds (Southern Transmission Project),
                 2002A Subordinate Refunding Series, 4.750%, 7/01/19


-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.6%

        3,000   State of California Department of Water Resources, Water             12/12 at 100.00           AAA        3,095,550
                 System Revenue Bonds (Central Valley Project), Series X,
                 5.150%, 12/01/23

        9,000   Eastern Municipal Water District, California, Water and               7/11 at 100.00           AAA        9,053,730
                 Sewer Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30

          750   Livermore-Amador Valley Water Management Agency, California,          8/11 at 100.00           AAA          754,530
                 Sewer Revenue Bonds, Series A, 5.000%, 8/01/31

        9,000   Department of Water and Power of the City of Los Angeles,             7/11 at 100.00           AAA        9,087,930
                 California, Waterworks Revenue Bonds, Series 2001A
                 Refunding, 5.125%, 7/01/41

                                       43

                            Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                                   Portfolio of Investments August 31, 2002

   PRINCIPAL                                                                                OPTIONAL          CALL           MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*     RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       6,000   City of Los Angeles, California, Wastewater System Revenue            6/12 at 100.00           AAA     $  6,036,840
                 Bonds, Series 2002A Refunding, 5.000%, 6/01/32

        4,500   The Metropolitan Water District of Southern California, Water         1/08 at 101.00           AAA        4,525,785
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/30

        2,000   Pico Rivera Water Authority, California, Water System Project           No Opt. Call           AAA        2,256,560
                 Revenue Bonds, Series 1999A Refunding, 5.500%, 5/01/19

        1,110   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00           AAA        1,124,796
                 System Revenue Bonds, Series 2000A, 5.125%, 6/01/31
-----------------------------------------------------------------------------------------------------------------------------------
$     341,300   Total Investments (cost $334,707,539) - 150.8%                                                          348,380,251
=============----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        681,960
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.1)%                                                       (118,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $231,062,211
                ===================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       44

Statement of
       Assets and Liabilities August 31, 2002
                                                                                         INSURED           INSURED       CALIFORNIA
                                                                                      CALIFORNIA        CALIFORNIA          PREMIUM
                                                                                  PREMIUM INCOME  PREMIUM INCOME 2           INCOME
                                                                                           (NPC)             (NCL)            (NCU)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                $146,796,087      $283,479,366     $124,421,523
Temporary investments in short-term securities, at amortized cost,
   which approximates market value                                                     5,000,000                --        1,500,000
Cash                                                                                          --                --               --
Receivables:
   Interest                                                                            2,127,586         4,291,828        1,747,130
   Investments sold                                                                           --           135,000           82,400
Other assets                                                                              10,026            28,237            2,343
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   153,933,699       287,934,431      127,753,396
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                         4,151,599           877,342          931,235
Payable for investments purchased                                                             --                --               --
Accrued expenses:
   Management fees                                                                        81,413           154,633           69,315
   Organization and offering costs                                                            --                --               --
   Other                                                                                  90,446           117,104           87,387
Preferred share dividends payable                                                          6,778            10,666            9,540
Common share dividends payable                                                           466,820           904,756          407,082
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                4,797,056         2,064,501        1,504,559
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                45,000,000        95,000,000       43,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $104,136,643      $190,869,930     $ 83,248,837
===================================================================================================================================
Common shares outstanding                                                              6,438,911        12,653,932        5,774,216
===================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to Common
   shares, divided by Common shares outstanding)                                    $      16.17      $      15.08     $      14.42
===================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     64,389      $    126,539     $     57,742
Paid-in surplus                                                                       89,092,270       175,377,016       80,181,422
Undistributed net investment income                                                    1,830,679         1,761,555          830,638
Accumulated net realized gain (loss) from investments                                    334,001        (8,579,228)      (4,121,994)
Net unrealized appreciation of investments                                            12,815,304        22,184,048        6,301,029
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $104,136,643      $190,869,930     $ 83,248,837
===================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000        Unlimited
   Preferred                                                                           1,000,000         1,000,000        Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.


                                       45

Statement of
    Assets and Liabilities August 31, 2002 (continued)
                                                                                                                            INSURED
                                                                    CALIFORNIA        CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                      DIVIDEND          DIVIDEND          DIVIDEND         DIVIDEND
                                                                     ADVANTAGE       ADVANTAGE 2       ADVANTAGE 3        ADVANTAGE
                                                                         (NAC)             (NVX)             (NZH)            (NKL)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value              $525,051,709      $315,338,557      $512,000,380     $348,380,251
Temporary investments in short-term securities, at amortized cost,
   which approximates market value                                          --         9,500,000         8,000,000               --
Cash                                                                    44,119           832,889            88,647        1,969,474
Receivables:
   Interest                                                          7,083,975         4,416,680         8,329,345        4,717,200
   Investments sold                                                  1,710,000               --         14,787,354             --
Other assets                                                            33,620            17,274             6,180           14,895
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                 533,923,423       330,105,400       543,211,906      355,081,820
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                              --                --                --              --
Payable for investments purchased                                           --                --         8,558,084        4,244,880
Accrued expenses:
  Management fees                                                      149,577            94,202           149,508           99,562
  Organization and offering costs                                           --             4,542           180,296          461,960
  Other                                                                207,010            91,017            95,274           34,794
Preferred share dividends payable                                       24,920            21,538            22,659           18,671
Common share dividends payable                                       1,720,782         1,079,718         1,736,124        1,159,742
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                               2,102,289         1,291,017        10,741,945        6,019,609
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                             175,000,000       110,000,000       187,000,000      118,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                            $356,821,134      $218,814,383      $345,469,961     $231,062,211
====================================================================================================================================
Common shares outstanding                                           23,412,013        14,790,660        24,112,833       15,259,759
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                                            $      15.24      $      14.79      $      14.33     $      15.14
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                           $    234,120      $    147,907      $    241,128     $    152,598
Paid-in surplus                                                    332,500,716       210,010,181       342,317,925      216,624,409
Undistributed net investment income                                  2,840,186         1,221,035           718,939          125,858
Accumulated net realized gain (loss) from investments               (3,589,485)         (253,790)       (6,468,859)         486,634
Net unrealized appreciation of investments                          24,835,597         7,689,050         8,660,828       13,672,712
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                            $356,821,134      $218,814,383      $345,469,961     $231,062,211
====================================================================================================================================
Authorized shares:
   Common                                                            Unlimited         Unlimited         Unlimited        Unlimited
   Preferred                                                         Unlimited         Unlimited         Unlimited        Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
     Operations Year Ended August 31, 2002
                                                                                         INSURED           INSURED       CALIFORNIA
                                                                                      CALIFORNIA        CALIFORNIA          PREMIUM
                                                                                  PREMIUM INCOME  PREMIUM INCOME 2           INCOME
                                                                                           (NPC)             (NCL)            (NCU)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $ 7,933,884       $14,988,317       $6,751,699
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          946,370         1,803,205          805,740
Preferred shares - auction fees                                                          112,500           237,500          107,500
Preferred shares - dividend disbursing agent fees                                         10,000            20,000           10,000
Shareholders' servicing agent fees and expenses                                           16,527            26,861           13,661
Custodian's fees and expenses                                                             42,442            68,593           33,800
Directors'/Trustees' fees and expenses                                                     1,411             2,821            1,616
Professional fees                                                                         12,330            14,753            9,876
Shareholders' reports - printing and mailing expenses                                     15,411            28,180           13,522
Stock exchange listing fees                                                               15,577            21,803              562
Investor relations expense                                                                18,443            37,957           16,946
Portfolio insurance expense                                                               13,194             4,643               --
Other expenses                                                                            14,193            20,411           12,135
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   1,218,398         2,286,727        1,025,358
  Custodian fee credit                                                                   (13,577)          (14,400)          (9,167)
  Expense reimbursement                                                                       --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,204,821         2,272,327        1,016,191
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  6,729,063        12,715,990        5,735,508
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                              2,870,032            92,173          709,477
Change in net unrealized appreciation
   (depreciation) of investments                                                      (2,620,683)         (194,559)          10,347
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                         249,349          (102,386)         719,824
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (578,229)       (1,211,432)        (583,093)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations               $ 6,400,183       $11,402,172       $5,872,239
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       47

Statement of
    Operations Year Ended August 31, 2002 (continued)


                                                                                                                            INSURED
                                                                    CALIFORNIA        CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                      DIVIDEND          DIVIDEND          DIVIDEND         DIVIDEND
                                                                     ADVANTAGE       ADVANTAGE 2       ADVANTAGE 3        ADVANTAGE
                                                                         (NAC)             (NVX)            (NZH)*          (NKL)**
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                  $27,477,386       $17,223,513       $22,182,836      $ 5,741,381
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                      3,300,757         2,079,849         2,904,005          815,991
Preferred shares - auction fees                                        437,500           275,000           370,158           86,479
Preferred shares - dividend disbursing agent fees                       20,000            20,000            15,834            5,863
Shareholders' servicing agent fees and expenses                         10,930             5,725             4,387            2,423
Custodian's fees and expenses                                          140,513            88,165           147,261          102,480
Directors'/Trustees' fees and expenses                                   5,065             3,547             6,497            2,151
Professional fees                                                       19,901             8,733            16,683            8,156
Shareholders' reports - printing and mailing expenses                   34,985            26,164            36,622           10,075
Stock exchange listing fees                                             21,818             1,435             2,338               --
Investor relations expense                                              55,453            19,992            30,139               --
Portfolio insurance expense                                                 --                --                --               --
Other expenses                                                          28,079            25,923            15,658            1,214
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                    4,075,001        2,554,533        3,549,582
    1,034,832
  Custodian fee credit                                                 (16,406)          (18,702)         (38,316)          (81,515)
  Expense reimbursement                                             (1,563,125)         (975,827)      (1,368,392)         (382,390)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                         2,495,470         1,560,004         2,142,874          570,927
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               24,981,916        15,663,509        20,039,962        5,170,454
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                            3,991,908           351,147        (6,468,859)         486,634
Change in net unrealized appreciation
   (depreciation) of investments                                    (3,853,349)       (6,268,122)        8,660,828       13,672,712
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       138,559        (5,916,975)        2,191,969       14,159,346
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                          (2,424,510)       (1,578,722)       (1,962,036)        (406,088)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
  from operations                                                  $22,695,965       $ 8,167,812       $20,269,895      $18,923,712
====================================================================================================================================

*    For the period September 25, 2001 (commencement of operations) through
     August 31, 2002.

**   For the period March 27, 2002 (commencement of operations) through August
     31, 2002.

                                 See accompanying notes to financial statements.

                                       48

Statement of
     Changes in Net Assets
                                       INSURED CALIFORNIA                   INSURED CALIFORNIA               CALIFORNIA PREMIUM
                                      PREMIUM INCOME (NPC)                PREMIUM INCOME 2 (NCL)                 INCOME (NCU)
                                 ----------------------------        ------------------------------      ---------------------------
                                  YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     8/31/02          8/31/01             8/31/02           8/31/01          8/31/02         8/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 6,729,063      $ 6,701,784        $ 12,715,990      $ 12,730,709      $ 5,735,508    $ 5,776,782
Net realized gain (loss)
  from investments                 2,870,032           (3,088)             92,173          (518,300)         709,477        727,947
Change in net unrealized
  appreciation (depreciation)
  of investments                  (2,620,683)       6,344,071            (194,559)       12,002,378           10,347      4,435,492
Distributions to Preferred
  Shareholders from
  and in excess of net
  investment income                 (578,229)      (1,375,685)         (1,211,432)       (2,765,748)        (583,093)    (1,321,933)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  applicable to Common
  shares from operations           6,400,183       11,667,082          11,402,172        21,449,039        5,872,239      9,618,288
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net
  investment income               (5,538,554)      (5,501,796)        (10,503,880)       (9,845,915)      (4,728,811)    (4,535,399)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares        --               --                  --                --               --             --
  Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions   207,189               --             338,627            53,134           38,176        106,665
Preferred shares offering cost            --               --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
     to Common shares from capital
     share transactions              207,189               --             338,627            53,134           38,176        106,665
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares      1,068,818        6,165,286           1,236,919        11,656,258        1,181,604      5,189,554
Net assets applicable to Common
  shares at the
  beginning of period            103,067,825       96,902,539         189,633,011       177,976,753       82,067,233     76,877,679
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period   $104,136,643     $103,067,825        $190,869,930      $189,633,011      $83,248,837    $82,067,233
====================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at
  the end of period             $  1,830,679     $    324,927        $  1,761,555      $    544,540      $   830,638    $   304,995
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       49

Statement of
      Changes in Net Assets (continued)
                                                                                                                         INSURED
                                                                                                       CALIFORNIA       CALIFORNIA
                                                                                                        DIVIDEND        DIVIDEND
                                          CALIFORNIA                          CALIFORNIA               ADVANTAGE 3      ADVANTAGE
                                   DIVIDEND ADVANTAGE (NAC)            DIVIDEND ADVANTAGE 2 (NVX)          (NZH)          (NKL)
                                -----------------------------       -------------------------------  --------------- ---------------
                                                                                            FOR THE          FOR THE         FOR THE
                                                                                     PERIOD 3/27/01   PERIOD 9/25/01  PERIOD 3/27/02
                                                                                      (COMMENCEMENT    (COMMENCEMENT   (COMMENCEMENT
                                  YEAR ENDED       YEAR ENDED         YEAR ENDED     OF OPERATIONS)   OF OPERATIONS)  OF OPERATIONS)
                                     8/31/02          8/31/01            8/31/02    THROUGH 8/31/01  THROUGH 8/31/02 THROUGH 8/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 24,981,916     $ 24,993,570       $ 15,663,509       $  5,021,117     $ 20,039,962   $  5,170,454
Net realized gain (loss)
  from investments                 3,991,908          153,449            351,147           (604,937)      (6,468,859)       486,634
Change in net unrealized
  appreciation (depreciation)
  of investments                  (3,853,349)      30,026,536         (6,268,122)        13,963,695        8,660,828     13,672,712
Distributions to Preferred
  Shareholders from and
  in excess of net
  investment income               (2,424,510)      (5,398,060)        (1,578,722)          (765,421)      (1,962,036)      (406,088)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  applicable to Common
  shares from operations          22,695,965       49,775,495          8,167,812         17,614,454       20,269,895     18,923,712
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net
  investment income              (20,156,545)     (18,957,806)       (12,867,313)        (4,258,658)     (17,358,987)    (4,638,508)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares        --               --                 --        211,280,100      344,509,500    217,998,750
  Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions    84,644           53,132             73,486                227           79,128         41,170
Preferred shares offering costs           --               --                 --         (1,296,000)      (2,129,850)    (1,363,188)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
  to Common shares from capital
  share transactions                  84,644           53,132             73,486        209,984,327      342,458,778    216,676,732
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets applicable
  to Common shares                 2,624,064       30,870,821         (4,626,015)       223,340,123      345,369,686    230,961,936
Net assets applicable to
  Common shares at the
  beginning of period            354,197,070      323,326,249        223,440,398            100,275          100,275        100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period   $356,821,134     $354,197,070       $218,814,383       $223,440,398     $345,469,961   $231,062,211
====================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at
  the end of period             $  2,840,186     $    439,325       $  1,221,035       $     (2,962)    $    718,939   $    125,858
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       50

Notes to
      Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund
(NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH) and Nuveen Insured California Dividend Advantage Municipal Fund (NKL). Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH) and Insured California Dividend Advantage (NKL) are traded on the American Stock Exchange.

Prior to the commencement of operations of California Dividend Advantage 2
(NVX), California Dividend Advantage 3 (NZH) and Insured California Dividend Advantage (NKL), the Funds had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organization expenses ($15,000, $11,500 and $11,500, respectively) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2002, California Dividend Advantage 3 (NZH) and Insured California Dividend Advantage (NKL) had outstanding when-issued purchase commitments of $7,007,194 and $4,244,880, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the period ended August 31, 2002, have been designated Exempt Interest Dividends.

Notes to
    Financial Statements (continued)


Dividends and Distributions to Common Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common Shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                               INSURED      INSURED
                                            CALIFORNIA   CALIFORNIA   CALIFORNIA
                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --        1,720
   Series T                                      1,800        1,900           --
   Series TH                                        --        1,900           --
   Series F                                         --           --           --
--------------------------------------------------------------------------------
Total                                            1,800        3,800        1,720
================================================================================


                                                                         INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                    (NAC)        (NVX)        (NZH)        (NKL)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --        2,200        3,740           --
   Series T                            --           --           --        2,360
   Series TH                        3,500           --        3,740           --
   Series F                         3,500        2,200           --        2,360
--------------------------------------------------------------------------------
Total                               7,000        4,400        7,480        4,720
================================================================================


Effective November 16, 2001, California Dividend Advantage 3 (NZH) issued 3,740 Series M and 3,740 Series TH, $25,000 stated value Preferred shares.

Effective May 17, 2002, Insured California Dividend Advantage (NKL) issued 2,360 Series T and 2,360 Series F, $25,000 stated value Preferred shares.

Insurance
Insured California Premium Income (NPC), Insured California Premium Income 2
(NCL) and Insured California Dividend Advantage (NKL) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended August 31, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for California Dividend Advantage 2
(NVX), California Dividend Advantage 3 (NZH) and Insured California Dividend Advantage (NKL). California Dividend Advantage 2's (NVX), California Dividend Advantage 3's (NZH) and Insured California Dividend Advantage's (NKL) share of offering costs ($423,743, $723,000 and $457,500, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH) and Insured California Dividend Advantage (NKL) in connection with their offering of Preferred shares ($1,296,000, $2,129,850 and $1,363,188, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective September 1, 2001, the following Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to September 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets applicable to Common shares or the Common share net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held by the Funds on September 1, 2001, as follows:

                      INSURED      INSURED
                   CALIFORNIA   CALIFORNIA  CALIFORNIA   CALIFORNIA   CALIFORNIA
                      PREMIUM      PREMIUM     PREMIUM     DIVIDEND     DIVIDEND
                       INCOME     INCOME 2      INCOME    ADVANTAGE  ADVANTAGE 2
                        (NPC)        (NCL)       (NCU)        (NAC)        (NVX)
--------------------------------------------------------------------------------
                     $893,472      $87,380    $102,039          $--       $6,523
================================================================================


The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The net effect of this change for the fiscal year ended August 31, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                      INSURED      INSURED
                   CALIFORNIA   CALIFORNIA  CALIFORNIA   CALIFORNIA   CALIFORNIA
                      PREMIUM      PREMIUM     PREMIUM     DIVIDEND     DIVIDEND
                       INCOME     INCOME 2      INCOME    ADVANTAGE  ADVANTAGE 2
                        (NPC)        (NCL)       (NCU)        (NAC)        (NVX)
--------------------------------------------------------------------------------
                      $99,557      $12,216     $13,593          $--      $16,009
================================================================================

Notes to
    Financial Statements (continued)


Classification and Measurement of Redeemable Securities
The Funds have adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that Preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' Common share net asset values.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                INSURED CALIFORNIA         INSURED CALIFORNIA            CALIFORNIA
                               PREMIUM INCOME (NPC)      PREMIUM INCOME 2 (NCL)     PREMIUM INCOME (NCU)
                              -----------------------   -----------------------  -------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                8/31/02      8/31/01      8/31/02      8/31/01      8/31/02       8/31/01
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --          --            --           --            --          --
   Shares issued to shareholders
     due to reinvestment
     of distributions             13,079          --        22,774        3,745         2,696       7,867
----------------------------------------------------------------------------------------------------------
                                  13,079          --        22,774        3,745         2,696       7,867
==========================================================================================================
Preferred shares sold                 --          --            --           --            --          --
==========================================================================================================
                                CALIFORNIA DIVIDEND        CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                  ADVANTAGE (NAC)           ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                              -----------------------   -------------------------    ---------------------
                                                                       FOR THE                  FOR THE
                                                                   PERIOD 3/27/01           PERIOD 9/25/01
                                                                    (COMMENCEMENT            (COMMENCEMENT
                                                                   OF OPERATIONS)           OF OPERATIONS)
                              YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH                  THROUGH
                                8/31/02      8/31/01      8/31/02      8/31/01                  8/31/02
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --          --            --     14,780,000              24,100,000
   Shares issued to shareholders
     due to reinvestment
     of distributions              5,665       3,990         3,644             16                   5,833
----------------------------------------------------------------------------------------------------------
                                   5,665       3,990         3,644     14,780,016              24,105,833
==========================================================================================================
Preferred shares sold                 --          --            --          4,400                   7,480
==========================================================================================================

                                                                                           INSURED
                                                                                      ADVANTAGE (NKL)
                                                                                --------------------------
                                                                                                FOR THE
                                                                                            PERIOD 3/27/02
                                                                                             (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                                THROUGH
                                                                                                8/31/02
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                                                 15,250,000
   Shares issued to shareholders
     due to reinvestment
     of distributions                                                                               2,759
----------------------------------------------------------------------------------------------------------
                                                                                               15,252,759
==========================================================================================================
Preferred shares sold                                                                               4,720
==========================================================================================================


3. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 2002, to shareholders of record on September 15, 2002, as follows:

                                              INSURED       INSURED
                                           CALIFORNIA    CALIFORNIA   CALIFORNIA
                                              PREMIUM       PREMIUM      PREMIUM
                                               INCOME      INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Dividend per share                              $.0735       $.0725       $.0715
================================================================================

                                                                         INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                    (NAC)        (NVX)        (NZH)        (NKL)
--------------------------------------------------------------------------------
Dividend per share                 $.0755       $.0740       $.0720       $.0760
================================================================================


4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the fiscal year ended August 31, 2002, were as follows:

                                              INSURED       INSURED
                                           CALIFORNIA    CALIFORNIA   CALIFORNIA
                                              PREMIUM       PREMIUM      PREMIUM
                                               INCOME      INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities          $43,979,020  $20,086,665  $12,537,322
   Short-term securities                     5,000,000    2,100,000    5,130,000
Sales and maturities:
   Long-term municipal securities           43,680,995   18,076,382   11,922,585
   Short-term securities                         --       2,100,000    3,630,000
================================================================================

                                                                                                  INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                                         ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                             (NAC)        (NVX)       (NZH)*      (NKL)**
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                     $175,190,791 $102,810,054 $735,054,004 $363,571,078
   Short-term securities                                 5,000,000   16,500,000   74,840,000   77,555,000
Sales and maturities:
   Long-term municipal securities                      172,874,646  110,750,382  225,300,412   29,389,628
   Short-term securities                                 5,100,000    7,000,000   66,840,000   77,555,000
=========================================================================================================


* For the period September 25, 2001 (commencement of operations) through August 31, 2002.

** For the period March 27, 2002 (commencement of operations) through August 31, 2002.

Notes to
    Financial Statements (continued)



5. INCOME TAX INFORMATION

The following information is presented on an income tax basis as of August 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                             INSURED       INSURED
                                          CALIFORNIA    CALIFORNIA    CALIFORNIA
                                             PREMIUM       PREMIUM       PREMIUM
                                              INCOME      INCOME 2        INCOME
                                               (NPC)         (NCL)         (NCU)
--------------------------------------------------------------------------------
Cost of Investments                     $138,529,134  $261,195,722  $119,553,077
================================================================================


                                                                         INSURED
                            CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                              DIVIDEND      DIVIDEND      DIVIDEND      DIVIDEND
                             ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE
                                 (NAC)         (NVX)         (NZH)         (NKL)
--------------------------------------------------------------------------------
Cost of Investments       $500,216,112  $317,126,975  $511,339,552  $334,707,539
================================================================================


                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                (NPC)        (NCL)        (NCU)
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $13,266,953  $22,283,644   $6,755,807
   depreciation                                    --           --     (387,361)
-------------------------------------------------------------------------------
Net unrealized appreciation
   on investments                         $13,266,953  $22,283,644   $6,368,446
===============================================================================

                                                                                     INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                             DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                            ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                (NAC)        (NVX)        (NZH)        (NKL)
--------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $25,121,189  $12,223,277   $8,884,530  $13,672,712
   depreciation                              (285,592)  (4,511,695)    (223,702)          --
--------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments                         $24,835,597  $ 7,711,582   $8,660,828  $13,672,712
============================================================================================

The tax components of undistributed net investment income and net realized gains at August 31, 2002, were as follows:

                                                                       INSURED       INSURED
                                                                    CALIFORNIA    CALIFORNIA   CALIFORNIA
                                                                       PREMIUM       PREMIUM      PREMIUM
                                                                        INCOME      INCOME 2       INCOME
                                                                          (NPC)        (NCL)        (NCU)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                                     $1,393,182    $2,577,506   $1,006,594
Undistributed ordinary income *                                        459,740            --       40,993
Undistributed net long-term capital gains                              334,001            --           --
=========================================================================================================

                                                                                                  INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                                         ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                             (NAC)        (NVX)        (NZH)        (NKL)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                         $4,585,890   $2,298,682   $2,477,722   $1,304,269
Undistributed ordinary income *                                 --           --           --      486,634
Undistributed net long-term capital gains                       --           --           --           --
=========================================================================================================

The tax character of distributions paid during the period ended August 31, 2002, were designated for purposes of the dividends paid deduction as follows:

                                                                       INSURED      INSURED
                                                                    CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                                       PREMIUM      PREMIUM       PREMIUM
                                                                        INCOME     INCOME 2        INCOME
                                                                         (NPC)        (NCL)         (NCU)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                                $6,096,991  $11,644,088    $5,280,680
Distributions from ordinary income *                                        --           --            --
Distributions from net long-term capital gains                              --           --            --
=========================================================================================================
                                                                                                  INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                                         ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                             (NAC)        (NVX)        (NZH)        (NKL)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                   $22,478,680  $14,436,589  $17,562,240   $3,866,185
Distributions from ordinary income *                            --           --           --           --
Distributions from net long-term capital gains                  --           --           --           --
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.


At August 31, 2002, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                  INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                  PREMIUM      PREMIUM     DIVIDEND     DIVIDEND
                                 INCOME 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                    (NCL)        (NCU)        (NAC)        (NVX)
--------------------------------------------------------------------------------
Expiration year:
   2003                       $   323,810   $  329,551      $    --   $       --
   2004                         4,345,091    2,742,449           --           --
   2005                         1,283,948    1,049,994           --           --
   2006                                --           --           --           --
   2007                                --           --           --           --
   2008                                --           --           --           --
   2009                         2,185,870           --    3,589,485           --
   2010                           440,509           --           --      253,790
--------------------------------------------------------------------------------
Total                          $8,579,228   $4,121,994   $3,589,485     $253,790
================================================================================

Notes to
    Financial Statements (continued)



California Dividend Advantage 3 (NZH) has elected to defer net realized losses from investments incurred from November 1, 2001 through August 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $6,468,859 are treated as having arisen in the following year.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Insured California Premium Income's (NPC), Insured California Premium Income 2's (NCL) and California Premium Income's (NCU) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================


Under California Dividend Advantage's (NAC), California Dividend Advantage 2's
(NVX), California Dividend Advantage 3's (NZH) and Insured California Dividend Advantage's (NKL) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================


For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
JULY 31,                                      JULY 31,
--------------------------------------------------------------------------------
1999*                   .30%                       2005                     .25%
2000                    .30                        2006                     .20
2001                    .30                        2007                     .15
2002                    .30                        2008                     .10
2003                    .30                        2009                     .05
2004                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2001*                   .30%                       2007                     .25%
2002                    .30                        2008                     .20
2003                    .30                        2009                     .15
2004                    .30                        2010                     .10
2005                    .30                        2011                     .05
2006                    .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                   .30%                       2007                     .25%
2002                    .30                        2008                     .20
2003                    .30                        2009                     .15
2004                    .30                        2010                     .10
2005                    .30                        2011                     .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%                       2008                     .25%
2003                    .30                        2009                     .20
2004                    .30                        2010                     .15
2005                    .30                        2011                     .10
2006                    .30                        2012                     .05
2007                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                            Financial
                                   Highlights

Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                             Less Distributions
                                         -------------------------------------------------------    ------------------------------
                                                                  Distributions
                                                                  from and                          From and
                                                                  in Excess     Distributions       in Excess
                                                                  of Net        from                of Net
                            Beginning                Net          Investment    Capital             Investment   Capital
                            Common                   Realized/    Income to     Gains to            Income to    Gains to
                            Share        Net         Unrealized   Preferred     Preferred           Common       Common
                            Net Asset    Investment  Investment   Share-        Share-              Share-       Share-
                            Value        Income      Gain (Loss)  holders+      holders+   Total    holders      holders     Total
====================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                     $16.04       $1.05       $ .03        $(.09)        $--        $ .99    $(.86)       $--         $(.86)
2001                         15.08        1.04         .99         (.21)         --         1.82     (.86)        --          (.86)
2000                         14.81        1.09         .30         (.24)         --         1.15     (.88)        --          (.88)
1999                         16.31        1.09       (1.56)        (.20)         --         (.67)    (.83)        --          (.83)
1998                         15.39        1.03         .92         (.22)         --         1.73     (.81)        --          (.81)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                      15.01        1.02        (.02)        (.10)         --          .90     (.83)        --          (.83)
2001                         14.09        1.01         .91         (.22)         --         1.70     (.78)        --          (.78)
2000                         13.70        1.02         .41         (.24)         --         1.19     (.80)        --          (.80)
1999                         14.82        1.01       (1.14)        (.21)         --         (.34)    (.78)        --          (.78)
1998                         14.06        .98          .77         (.24)         --         1.51     (.75)        --          (.75)

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                      14.22        .99          .13         (.10)         --         1.02     (.82)        --          (.82)
2001                         13.34        1.00         .90         (.23)         --         1.67     (.79)        --          (.79)
2000                         13.19        1.03         .14         (.23)         --          .94     (.79)        --          (.79)
1999                         14.30        1.00       (1.13)        (.21)         --         (.34)    (.77)        --          (.77)
1998                         13.60        .98          .70         (.24)         --         1.44     (.74)        --          (.74)
====================================================================================================================================


                                                                       Total Returns
                                                                   ----------------------
                                                                                 Based
                             Offering                                            on
                             Costs and    Ending                                 Common
                             Preferred    Common                   Based         Share
                             Share        Share       Ending       on            Net
                             Underwriting Net Asset   Market       Market        Asset
                             Discounts    Value       Value        Value**       Value**
=========================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                      $--          $16.17      $15.8500      6.73%         6.47%
2001                         --            16.04       15.6900     14.12         12.43
2000                         --            15.08       14.5625       .84          8.34
1999                         --            14.81       15.3750      1.62         (4.35)
1998                         --            16.31       15.9375     15.85         11.51

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                      --            15.08       14.8000      5.57          6.29
2001                         --            15.01       14.8300     11.99         12.45
2000                         --            14.09       14.0000      3.58          9.21
1999                         --            13.70       14.3750      2.27         (2.50)
1998                         --            14.82       14.8125     15.70         10.95

CALIFORNIA PREMIUM
INCOME (NCU)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                      --            14.42       14.0000      4.84          7.48
2001                         --            14.22       14.1700     12.84         12.92
2000                         --            13.34       13.3125      5.93          7.63
1999                         --            13.19       13.3750       .81         (2.57)
1998                         --            14.30       14.0000     12.54         10.83
=========================================================================================

                                                      Ratios/Supplemental Data
                            --------------------------------------------------------------------------
                                                Before Credit/          After Credit/
                                                Reimbursement           Reimbursement***
                                          ------------------------ --------------------------
                                                      Ratio of Net               Ratio of Net
                                          Ratio of    Investment   Ratio of      Investment
                            Ending        Expenses    Income to    Expenses      Income to
                            Net           to Average  Average      to Average    Average
                            Assets        Net Assets  Net Assets   Net Assets    Net Assets
                            Applicable    Applicable  Applicable   Applicable    Applicable  Portfolio
                            to Common     to Common   to Common    to Common     to Common   Turnover
                            Shares (000)  Shares++    Shares++     Shares++      Shares++    Rate
======================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                     $104,137      1.21%       6.65%        1.19%         6.66%       30%
2001                         103,068      1.22        6.77         1.21          6.79        21
2000                          96,903      1.25        7.65         1.24          7.66        27
1999                          95,091      1.22        6.81         1.22          6.82        50
1998                         104,478      1.22        6.49         1.22          6.49         2

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                      190,870      1.23        6.83         1.22          6.84         6
2001                         189,633      1.24        7.01         1.24          7.02        18
2000                         177,977      1.28        7.65         1.26          7.66        26
1999                         172,833      1.24        6.86         1.24          6.86        35
1998                         186,399      1.25        6.79         1.25          6.79        13

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)                       83,249      1.27        7.07         1.26          7.08        10
2001                          82,067      1.32        7.36         1.30          7.38        18
2000                          76,878      1.38        8.09         1.36          8.10        19
1999                          75,877      1.30        7.08         1.30          7.08        36
1998                          82,066      1.32        7.02         1.32          7.02        21
======================================================================================================

                            Municipal Auction Rate Cumulative
                            Preferred Stock at End of Period
                            ----------------------------------
                            Aggregate    Liquidation
                            Amount       and Market  Asset
                            Outstanding  Value       Coverage
                            (000)        Per Share   Per Share
==============================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
--------------------------------------------------------------
Year Ended 8/31:
2002(a)                     $45,000      $25,000     $82,854
2001                         45,000       25,000      82,260
2000                         45,000       25,000      78,835
1999                         45,000       25,000      77,828
1998                         45,000       25,000      83,043

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------
Year Ended 8/31:
2002(a)                      95,000       25,000      75,229
2001                         95,000       25,000      74,903
2000                         95,000       25,000      71,836
1999                         95,000       25,000      70,482
1998                         95,000       25,000      74,052

CALIFORNIA PREMIUM
INCOME (NCU)
--------------------------------------------------------------
Year Ended 8/31:
2002(a)                      43,000       25,000      73,400
2001                         43,000       25,000      72,714
2000                         43,000       25,000      69,696
1999                         43,000       25,000      69,115
1998                         43,000       25,000      72,713
==============================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common Share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) As required, effective September 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment
     Companies and began accreting taxable market discount on debt securities.
     The effect of this change for the fiscal year ended August 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to Common
     Shares as follows:

                              INSURED      INSURED
                              CALIFORNIA   CALIFORNIA  CALIFORNIA
                              PREMIUM      PREMIUM     PREMIUM
                              INCOME       INCOME 2    INCOME
                              (NPC)        (NCL)       (NCU)
                              -----------------------------------
2002 per share impact ($)     .02           --          --
2002 income ratio impact (%)  .10          .01         .02

The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

                                 See accompanying notes to financial statements.



                                  60-61 spread


                            Financial Highlights (continued)
Selected data for a Common share outstanding throughout each period:

                                                            Investment Operations                         Less Distributions
                                         -------------------------------------------------------    ------------------------------
                                                                  Distributions
                                                                  from and                          From and
                                                                  in Excess     Distributions       in Excess
                                                                  of Net        from                of Net
                            Beginning                Net          Investment    Capital             Investment   Capital
                            Common                   Realized/    Income to     Gains to            Income to    Gains to
                            Share        Net         Unrealized   Preferred     Preferred           Common       Common
                            Net Asset    Investment  Investment   Share-        Share-              Share-       Share-
                            Value        Income      Gain (Loss)  holders+      holders+   Total    holders      holders    Total
====================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(e)                     $15.13       $1.07       $ --         $(.10)        $--        $ .97    $(.86)       $--        $(.86)
2001                         13.82        1.07        1.28         (.23)         --         2.12     (.81)        --         (.81)
2000                         13.33        1.07         .52         (.26)         --         1.33     (.84)        --         (.84)
1999(a)                      14.33         .20        (.92)        (.03)         --         (.75)    (.14)        --         (.14)

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(e)                      15.11        1.06        (.40)        (.11)         --          .55     (.87)        --         (.87)
2001(b)                      14.33         .34         .90         (.05)         --         1.19     (.29)        --         (.29)

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(c)                      14.33         .83         .09         (.08)         --          .84     (.72)        --         (.72)

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(d)                      14.33         .34         .92         (.03)         --         1.23     (.30)        --         (.30)
====================================================================================================================================

                                                                        Total Returns
                                                                   ---------------------
                                                                                 Based
                             Offering                                            on
                             Costs and    Ending                                 Common
                             Preferred    Common                   Based         Share
                             Share        Share       Ending       on            Net
                             Underwriting Net Asset   Market       Market        Asset
                             Discounts    Value       Value        Value**       Value**
========================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2002(e)                      $--          $15.24      $14.5500      3.67%         6.75%
2001                          --           15.13       14.8900     15.06         15.85
2000                          --           13.82       13.7500     (2.18)        10.80
1999(a)                      (.11)         13.33       15.0000       .96         (5.99)

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2002(e)                       --           14.79       14.2800      (.27)         3.90
2001(b)                      (.12)         15.11       15.2100      3.40          7.55

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2002(c)                      (.12)         14.33       14.0000     (1.68)         5.32

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2002(d)                      (.12)         15.14       15.0000      2.05          7.84
========================================================================================

                                                      Ratios/Supplemental Data
                            --------------------------------------------------------------------------
                                                Before Credit/              After Credit/
                                                Reimbursement             Reimbursement***
                                          ------------------------ --------------------------
                                                      Ratio of Net               Ratio of Net
                                          Ratio of    Investment   Ratio of      Investment
                            Ending        Expenses    Income to    Expenses      Income to
                            Net           to Average  Average      to Average    Average
                            Assets        Net Assets  Net Assets   Net Assets    Net Assets
                            Applicable    Applicable  Applicable   Applicable    Applicable  Portfolio
                            to Common     to Common   to Common    to Common     to Common   Turnover
                            Shares (000)  Shares++    Shares++     Shares++      Shares++    Rate
======================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(e)                     $356,821      1.18%       6.76%        .72%          7.22%       33%
2001                         354,197      1.19        7.03         .72           7.50        17
2000                         323,326      1.24        7.93         .75           8.43        25
1999(a)                      311,367       .93*       5.06*        .55*          5.45*        8

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(e)                      218,814      1.19        6.82         .73           7.28        32
2001(b)                      223,440      1.05*       5.23*        .62*          5.65*       40

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(c)                      345,470      1.15*       6.01*        .69*          6.47*       49

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(d)                      231,062      1.10*       4.98*        .60*          5.47*       12
======================================================================================================

                              Municipal Auction Rate Cumulative
                              Preferred Stock at End of Period
                             ----------------------------------
                             Aggregate    Liquidation
                             Amount       and Market  Asset
                             Outstanding  Value       Coverage
                             (000)        Per Share   Per Share
===============================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
---------------------------------------------------------------
Year Ended 8/31:
2002(e)                      $175,000     $25,000     $75,974
2001                          175,000      25,000      75,600
2000                          175,000      25,000      71,189
1999(a)                       175,000      25,000      69,481

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
---------------------------------------------------------------
Year Ended 8/31:
2002(e)                       110,000      25,000      74,731
2001(b)                       110,000      25,000      75,782

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
---------------------------------------------------------------
Year Ended 8/31:
2002(c)                       187,000      25,000      71,186

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------
Year Ended 8/31:
2002(d)                       118,000      25,000      73,954
===============================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common Share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period May 26, 1999 (commencement of operations) through August 31,
     1999.

(b)  For the period March 27, 2001 (commencement of operations) through August
     31, 2001.

(c)  For the period September 25, 2001 (commencement of operations) through
     August 31, 2002.

(d)  For the period March 27, 2002 (commencement of operations) through August
     31, 2002.

(e) As required, effective September 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment
     Companies and began accreting taxable market discount on debt securities.
     The effect of this change for the fiscal year ended August 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to Common
     Shares as follows:

                              CALIFORNIA   CALIFORNIA
                              DIVIDEND     DIVIDEND
                              ADVANTAGE    ADVANTAGE 2
                              (NAC)        (NVX)
                              ------------------------
2002 per share impact ($)     --            --
2002 income ratio impact (%)  --           .01

The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                 See accompanying notes to financial statements.

                                  62-63 spread

Directors/Trustees
       and Officers

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Directors/Trustees of the Funds. The number of directors/trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the directors/trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors/trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                YEAR FIRST
                                                ELECTED OR                                                         NUMBER OF FUNDS
                                                APPOINTED       PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   AND TERM        INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND      OF OFFICE (a)   DURING PAST 5 YEARS                                DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR/TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY R. SCHWERTFEGER (1)  Chairman of the    1994            Chairman and Director (since 1996) of The John          134
3/28/1949                    Board, President   Term:           Nuveen Company, Nuveen Investments, Nuveen
333 W. Wacker Drive          and Director/      one year (2)    Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606            Trustee                            Corp.; Chairman and Director (since 1997) of
                                                                Nuveen Asset Management Inc.; Director (since
                                                                1996) of Institutional Capital Corporation;
                                                                Chairman and Director (since 1999) of Rittenhouse
                                                                Financial Services Inc.; Chief Executive Officer
                                                                (since 1999) of Nuveen Senior Loan Asset
                                                                Management Inc.


DIRECTORS/TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
ROBERT P. BREMNER            Director/Trustee   1997            Private Investor and Management Consultant.             117
8/22/1940                                       Term:
333 W. Wacker Drive                             one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LAWRENCE H. BROWN            Director/Trustee   1993            Retired (1989) as Senior Vice President of The          117
7/29/1934                                       Term:           Northern Trust Company.
333 W. Wacker Drive                             one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
ANNE E. IMPELLIZZERI         Director/Trustee   1994            Retired (2002); formerly, Executive Director            117
1/26/1933                                       Term:           (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                             one year (2)    Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                               President and Chief Executive Officer of
                                                                Blanton-Peale Institutes of Religion and Health;
                                                                prior thereto, Vice President, Metropolitan Life
                                                                Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
PETER R. SAWERS              Director/Trustee   1992            Adjunct Professor of Business and Economics,            117
4/3/1933                                        Term:           University of Dubuque, Iowa; Director, Executive
333 W. Wacker Drive                             one year (2)    Service Corps of Chicago (not-for-profit); Director,
Chicago, IL 60606                                               Hadley School for the Blind (not-for-profit);
                                                                formerly (1991-2000) Adjunct Professor, Lake Forest
                                                                Graduate School of Management, Lake Forest,
                                                                Illinois; prior thereto, Executive Director,
                                                                Towers Perrin Australia, a management consulting
                                                                firm; Chartered Financial Analyst; Certified
                                                                Management Consultant.

                                       64

                                                YEAR FIRST
                                                ELECTED OR                                                         NUMBER OF FUNDS
                                                APPOINTED       PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   AND TERM        INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND      OF OFFICE (a)   DURING PAST 5 YEARS                                DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

DIRECTORS/TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. SCHNEIDER         Director/Trustee   1997            Senior Partner and Chief Operating Officer,             117
9/24/1944                                       Term:           Miller-Valentine Group, Vice President,
333 W. Wacker Drive                             one year (2)    Miller-Valentine Realty, a construction company;
Chicago, IL 60606                                               Chair, Miami Valley Hospital; Vice Chair, Dayton
                                                                Development Coalition; formerly, Member,
                                                                Community Advisory Board, National City Bank,
                                                                Dayton, Ohio; and Business Advisory Council,
                                                                Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
JUDITH M. STOCKDALE          Director/Trustee   1997            Executive Director, Gaylord and Dorothy                 117
12/29/1947                                      Term:           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                             one year (2)    thereto, Executive Director, Great Lakes
Chicago, IL 60606                                               Protection Fund (from 1990 to 1994).


                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST      PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   ELECTED OR      INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND      APPOINTED (b)   DURING PAST 5 YEARS                                OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON          Vice President     2002            Vice President (since January 2002), formerly,          134
2/3/1966                                                        Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                             Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PAUL L. BRENNAN              Vice President     2002            Vice President (since January 2002), formerly,          129
11/10/1966                                                      Assistant Vice President of Nuveen
333 W. Wacker Drive                                             Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO            Vice President and 1999            Vice President of Nuveen Investments (since             134
11/28/1967                   Treasurer                          1999), prior thereto, Assistant Vice President
333 W. Wacker Drive                                             (from 1997); Vice President and Treasurer (since
Chicago, IL 60606                                               1999) of Nuveen Senior Loan Asset Management
                                                                Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO             Vice President     2001            Vice President of Nuveen Advisory Corp. (since          134
9/8/1954                                                        2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                             Investment Advisory Corp. (since 1998); prior
Chicago, IL 60606                                               thereto, Assistant Vice President of Van Kampen
                                                                Investment Advisory Corp.

----------------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER           Vice President     2002            Vice President (since January 2002), Assistant          134
9/24/1964                                                       General Counsel and Assistant Secretary (since
333 W. Wacker Drive                                             1998), formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                               Investments; Vice President (since January 2002)
                                                                and Assistant Secretary (since 1998), formerly
                                                                Assistant Vice President of Nuveen Advisory Corp.
                                                                and Nuveen Institutional Advisory Corp.; prior
                                                                thereto, Associate at the law firm D'Ancona
                                                                Partners LLC.

                                       65

Directors/Trustees
        and Officers (continued)

                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST      PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   ELECTED OR      INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND      APPOINTED (b)   DURING PAST 5 YEARS                                OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON            Vice President     1998            Vice President of Nuveen Investments; Vice              134
10/24/1945                                                      President (since 1998) of Nuveen Advisory Corp.
333 W. Wacker Drive                                             and Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD        Vice President     1995            Managing Director (since January 2002) of Nuveen        134
3/2/1964                                                        Investments; Managing Director of Nuveen Advisory
333 W. Wacker Drive                                             Corp. and Nuveen Institutional Advisory Corp. (since
Chicago, IL 60606                                               2001); prior thereto, Vice President of Nuveen
                                                                Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY               Vice President and 1998            Vice President of Nuveen Investments and                134
5/31/1954                    Controller                         (since 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                             President (since 1999) of Nuveen Senior Loan
Chicago, IL 60606                                               Asset Management Inc.; Certified Public
                                                                Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. THOMAS FUTRELL            Vice President     1992            Vice President of Nuveen Advisory Corp.;                129
7/5/1955                                                        Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. HUBER             Vice President     1997            Vice President of Nuveen Institutional Advisory         129
3/26/1963                                                       Corp. (since 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. KRUPA              Vice President     1992            Vice President of Nuveen Advisory Corp.                 129
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB                Vice President     2000            Vice President (since 2000) of Nuveen Investments,      134
3/22/1963                                                       previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                             prior thereto, Associate of Nuveen Investments;
Chicago, IL 60606                                               Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
TINA M. LAZAR                Vice President     2002            Vice President (since 1999), previously,                134
8/27/1961                                                       Assistant Vice President (since 1993) of
333 W. Wacker Drive                                             Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN              Vice President and 1992            Vice President, Assistant Secretary and                 134
7/27/1951                    Assistant Secretary                Assistant General Counsel of Nuveen
333 W. Wacker Drive                                             Investments; Vice President and Assistant
Chicago, IL 60606                                               Secretary of Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.; Vice President and
                                                                Assistant Secretary of The John Nuveen
                                                                Company and Nuveen Asset Management, Inc.;
                                                                Vice President and Assistant Secretary (since 1999)
                                                                of Nuveen Senior Loan Asset Management Inc.


                                       66

                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST      PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   ELECTED OR      INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND      APPOINTED (b)   DURING PAST 5 YEARS                                OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV          Vice President     1996            Managing Director (since January 2002) of Nuveen        134
7/7/1965                                                        Investments; Managing Director (since 1997) of
333 W. Wacker Drive                                             Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                               Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. O'SHAUGHNESSY      Vice President     2002            Vice President (since January 2002), formerly,          129
9/4/1960                                                        Assistant Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                             Advisory Corp.; prior thereto, Portfolio Manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
THOMAS C. SPALDING           Vice President     1992            Vice President of Nuveen Advisory Corp. and             129
7/31/1951                                                       Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                             Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN         Vice President and 1992            Managing Director (since January 2002, formerly         134
9/9/1956                     Secretary                          Vice President), Assistant Secretary and Associate
333 W. Wacker Drive                                             General Counsel (formerly Assistant General Counsel)
Chicago, IL 60606                                               of Nuveen Investments; Managing Director (since
                                                                January 2002, formerly Vice President) and
                                                                Assistant Secretary of Nuveen Advisory Corp. and
                                                                Nuveen Institutional Advisory Corp.; Vice President
                                                                and Assistant Secretary of The John Nuveen
                                                                Company; Managing Director (since January 2002,
                                                                formerly Vice President) and Assistant Secretary
                                                                (since 1999) of Nuveen Senior Loan Asset
                                                                Management Inc.; Chartered Financial Analyst.

(a) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later.

(b) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later. Officers serve one year terms through July of each year.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Directors/Trustees are elected each year by shareholders and serve a one year term until his/her successor is elected.

                                       67


Build Your Wealth
       Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
Nuveen Investments
P.O.Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended August 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    EAN-B-0802